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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Ramco-Gershenson Properties Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RAMCO-GERSHENSON PROPERTIES TRUST

27600 NORTHWESTERN HIGHWAY, SUITE 200
SOUTHFIELD, MICHIGAN 48034

Dear Shareholder:

      We invite you to attend the Annual Meeting of Shareholders of Ramco-Gershenson Properties Trust. The meeting will be held on Thursday, June 12, 2003 at 10:00 a.m. at The Townsend Hotel, 100 Townsend Street, Birmingham, Michigan 48009. Your Board of Trustees and management look forward to greeting personally those Shareholders who are able to attend.

      The meeting has been called for the following purposes: (1) to elect two Trustees for three-year terms expiring in 2006; (2) to approve and adopt the Trust’s 2003 Long-Term Incentive Plan; (3) to approve and adopt the Trust’s 2003 Non-Employee Trustee Stock Option Plan; and (4) to ratify the Board’s appointment of Deloitte & Touche LLP as the Trust’s independent auditors for fiscal year 2003. The nominees for election as Trustees listed in the enclosed proxy materials are presently Trustees of the Trust.

      Your Board of Trustees supports these proposals and believes that they are in the best interests of the Trust and of the Shareholders. Your Board of Trustees recommends a vote “FOR” each of the proposals. The accompanying Proxy Statement contains additional information and should be reviewed carefully by Shareholders. A copy of the Trust’s Annual Report for 2002 is also enclosed.

      It is important that your Shares be represented and voted at the meeting, whether or not you plan to attend. Shareholders may vote their Shares (1) by telephone, (2) via the internet, (3) by completing and mailing the enclosed proxy card in the return envelope, or (4) by casting their vote in person at the Annual Meeting.

      Your continued interest and participation in the affairs of the Trust are greatly appreciated.

Sincerely,

Joel D. Gershenson
Chairman

April 28, 2003

NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
INTRODUCTION
I. ELECTION OF TRUSTEES
COMMITTEES
AUDIT COMMITTEE REPORT
CORPORATE GOVERNANCE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
MANAGEMENT COMPENSATION AND TRANSACTIONS
II. APPROVAL OF 2003 LONG-TERM INCENTIVE PLAN
III. APPROVAL OF 2003 NON-EMPLOYEE TRUSTEE STOCK OPTION PLAN
IV. INDEPENDENT PUBLIC AUDITORS
SHAREHOLDERS’ PROPOSALS
ANNUAL REPORT ON FORM 10-K
OTHER BUSINESS AND EXPENSE OF SOLICITATION
Appendix A
AUDIT COMMITTEE CHARTER
Appendix B
2003 LONG-TERM INCENTIVE PLAN
Appendix C
2003 NON-EMPLOYEE TRUSTEE STOCK OPTION PLAN

RAMCO-GERSHENSON PROPERTIES TRUST

NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
JUNE 12, 2003

To the Shareholders of Ramco-Gershenson Properties Trust:

      Notice is hereby given that the 2003 Annual Meeting of Shareholders of Ramco-Gershenson Properties Trust (the “Trust”) will be held at The Townsend Hotel, 100 Townsend Street, Birmingham, Michigan 48009, on June 12, 2003 at 10:00 a.m., for the following purposes:

(1)	To elect two (2) Trustees for terms to expire in 2006;

(2)	To approve and adopt the Trust’s 2003 Long-Term Incentive Plan;

(3)	To approve and adopt the Trust’s 2003 Non-Employee Trustee Stock Option Plan;

(4)	To ratify the Board’s appointment of Deloitte & Touche LLP as the Trust’s independent auditors for fiscal year 2003. Deloitte & Touche served in this same capacity in fiscal 2002; and

(5)	To transact such other business as may properly come before the meeting or any adjournment thereof.

      Shareholders of record at the close of business on April 14, 2003 are entitled to receive notice of and to vote at the meeting and any adjournments thereof. Your vote is important. You can vote in one of four ways: (1) by telephone using a toll-free number, (2) by computer using the internet, (3) by marking, signing and dating your proxy card and returning it promptly in the enclosed envelope, or (4) by casting your vote in person at the Annual Meeting.

      Shareholders can help the Trust avoid unnecessary expense and delay by promptly voting. The business of the meeting cannot be completed unless a majority of the outstanding voting shares of the Trust is represented at the meeting.

By Order of the Board of Trustees

Richard D. Gershenson
Executive Vice President and Secretary

RAMCO-GERSHENSON PROPERTIES TRUST

27600 NORTHWESTERN HIGHWAY, SUITE 200
SOUTHFIELD, MICHIGAN 48034

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

INTRODUCTION

General

      The accompanying form of proxy is solicited on behalf of the Board of Trustees of Ramco-Gershenson Properties Trust (the “Trust”) for use at the Annual Meeting of Shareholders of the Trust (the “Meeting”). The Meeting is to be held at The Townsend Hotel, 100 Townsend Street, Birmingham, Michigan 48009, on June 12, 2003. The Trust has first mailed these proxy materials on or about April 28, 2003, to holders (the “Shareholders”) of common shares of beneficial interest, $.01 par value (“Shares”) of the Trust. The Trust’s executive offices are located at 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034 (telephone: (248) 350-9900). Shareholders of record at the close of business on April 14, 2003 (the “Record Date”) will be entitled to vote at the Meeting. Costs of solicitation of proxies, which may be done by employees of the Trust or by one or more parties engaged by the Trust, will be borne by the Trust.

      The affirmative vote of the holders of a majority of the Shares present in person or represented by proxy at the Meeting and entitled to vote is required for approval of all items being submitted to the Shareholders for their consideration, other than the election of Trustees, which is determined by a plurality, if a quorum is present and voting. An automated system administered by the transfer agent tabulates the votes. Abstentions and broker non-votes are each included in the determination of the number of Shares present and voting for purposes of determining the presence of a quorum. Each is tabulated separately. Neither abstentions nor broker non-votes are counted in tabulations of the votes cast for purposes of determining whether a proposal has been approved.

      Each proxy granted is revocable and may be revoked at any time prior to its exercise by giving notice to the Trust of its revocation. A Shareholder who attends the Meeting in person may, if such Shareholder wishes, vote by ballot at the Meeting, thereby canceling any proxy previously given.

      As of the Record Date, 12,300,791 Shares were outstanding. Each Share is entitled to one vote on all matters that may come before the Meeting.

I.     ELECTION OF TRUSTEES

      At the Meeting, two Trustees comprising the Class III Trustees are to be elected for three-year terms expiring in 2006. It is intended that votes will be cast pursuant to proxies received from Shareholders of the Trust FOR the nominees listed hereinafter, each of whom is presently a Trustee of the Trust, unless contrary instructions are received.

      If for any reason any of the nominees becomes unavailable for election, the proxies solicited will be voted for such nominees as are selected by management. Management has no reason to believe that any of the nominees will not be available or will not serve if elected. The election of each Trustee will be decided by a plurality of the Shares present and entitled to vote at the Meeting.

      Set forth in the following table is certain information with respect to each nominee nominated to serve as a Class III Trustee for a term to expire in 2006 and certain information relating to the Class I Trustees and Class II Trustees, whose terms expire in 2004 and 2005, respectively. Mr. Selwyn Isakow, a former Trustee of the Trust, resigned as a Trustee during 2002, and was replaced by the Board of Trustees on March 5, 2003, upon the recommendation of the Trust’s Nominating and Governance Committee.

			Year First
Name of Trustee/			Became a
Nominee for Election	Age	Principal Occupation	Trustee(1)

CLASS III: NOMINEES FOR ELECTION FOR TERMS TO EXPIRE IN 2006
Stephen R. Blank	57	Senior Fellow, Finance at Urban Land Institute and has served in such position since December 1998. Previously, Mr. Blank was Managing Director of CIBC Oppenheimer Corp. from November 1993 to November 1998. He also serves on the Board of Trustees of Atlantic Realty Trust, a real estate investment trust, and on the Boards of Directors of MFA Mortgage Investments, Inc., a real estate investment trust, of WestCoast Hospitality Corporation and of BNP Residential Properties, Inc., a real estate investment trust.	1988
Joel M. Pashcow	60	Chairman of the Board of Trustees of Atlantic Realty Trust and has served in such position since May 1996. Mr. Pashcow served as our Chairman from 1988 to May 1996.	1980
CLASS I: TERMS TO EXPIRE IN 2004
Joel D. Gershenson	62	Chairman of the Board of Trustees and a Trustee since May 1996. He was the President of Ramco-Gershenson, Inc. from 1976 to 1996 and spent fifteen years directing its Property Management/ Asset Management Department.	1996
Dennis E. Gershenson	59	President and Chief Executive Officer and a Trustee since May 1996. Previously, he served as Vice President — Finance and Treasurer of Ramco-Gershenson, Inc. from 1976 to 1996 and arranged all of the financing of Ramco’s initial developments, expansions and acquisitions. Mr. Gershenson currently serves on the Board of Directors of Hospice of Michigan, the Merrill Palmer Institute and the Metropolitan Affairs Coalition and has served as Regional Director of the International Council of Shopping Centers, also known as the “ICSC.”	1996
Robert A. Meister	61	Vice Chairman of Aon Risk Services Companies, Inc., an insurance brokerage, risk consulting, reinsurance and employee benefits company and a subsidiary of Aon Corporation, and he has served in such position since March 1991.	1996

			Year First
Name of Trustee/			Became a
Nominee for Election	Age	Principal Occupation	Trustee(1)

CLASS II: TERMS TO EXPIRE IN 2005
Arthur H. Goldberg	60	President of Manhattan Associates, LLC, a merchant and investment banking firm, and has served in such position since February 1994. In addition, since January 2002, Mr. Goldberg also serves as Managing Director of Corporate Solutions Group, LLC, an investment banking and advisory firm. Mr. Goldberg also serves on the Board of Trustees of Atlantic Realty Trust.	1988
James Grosfeld	65	Private investor. Mr. Grosfeld serves on the Board of Directors of Copart, Inc., a provider of salvage vehicle auction services, and of BlackRock, Inc., an investment management firm. From 1974-1990, Mr. Grosfeld served as Chairman and Chief Executive Officer of Pulte Home Corporation.	2003
Mark K. Rosenfeld	57	Chairman and Chief Executive Officer of Wilherst Developers Inc., a real estate development firm, and has served in such position since July 1997. Mr. Rosenfeld served as Chairman of the Board (from 1993 to 1996) and Chief Executive Officer (from 1992 to 1996) of Jacobson Stores Inc., a retail fashion merchandiser, and served as a director and member of the Executive Committee of the Board of Directors of Jacobson.	1996
— Other Executive Officers —
Bruce A. Gershenson	54	Executive Vice President and Treasurer since May 1996. Previously, he served as Vice President — Land Acquisitions and Sales of Ramco-Gershenson, Inc. from 1972 to 1996. Mr. Gershenson currently serves on the Board of Trustees of the Karmanos Cancer Institute and the Jewish Community Center of Detroit.
Richard D. Gershenson	57	Executive Vice President and Secretary since May 1996. Previously, he served as Vice President — Development and Construction of Ramco-Gershenson, Inc. from 1970 to 1996.
Richard J. Smith	52	Chief Financial Officer since May 1996. Previously, he was Vice President of Financial Services of the Hahn Company from January 1996 to May 1996, and he served as Chief Financial Officer and Treasurer of Glimcher Realty Trust, an owner, developer and manager of community shopping centers and regional and super regional malls, from 1993 to 1996. Mr. Smith was Controller and Director of Financial Services of the Taubman Company, an owner, developer and manager of regional malls, from 1978 to 1988.

Name of Trustee/
Nominee for Election	Age	Principal Occupation

Michael A. Ward	60	Executive Vice President and Chief Operating Officer since May 1996. Previously, he was Executive Vice President of Ramco-Gershenson, Inc. from 1966 to 1996.

(1)	Includes periods served as Trustee of the Trust’s predecessors.

Other Information About Trustees And Executive Officers

      Messrs. Joel Gershenson, Dennis Gershenson, Richard Gershenson and Bruce Gershenson are brothers.

      Set forth below is information as to the Shares beneficially owned as of April 14, 2003 by each of the Trustees, by each of the executive officers of the Trust and by all Trustees and executive officers as a group, based on information furnished by each Trustee and executive officer.

			Percent
	Shares Owned		of
Name of Trustee/Executive Officer	Beneficially(1)		Class(1)

Dennis E. Gershenson	2,139,652	(2)	14.9%
Joel D. Gershenson	2,105,052	(3)	14.6%
Stephen R. Blank	14,600	(4)	(5)
Arthur H. Goldberg	69,575	(6)	(5)
James Grosfeld	80,385	(7)	(5)
Robert A. Meister	36,975	(8)	(5)
Joel M. Pashcow	221,474	(9)	1.8%
Mark K. Rosenfeld	23,100	(10)	(5)
Bruce A. Gershenson	2,097,552	(11)	14.6%
Richard D. Gershenson	2,098,552	(12)	14.6%
Richard J. Smith	75,000	(13)	(5)
Michael A. Ward	1,703,550	(14)	12.2%

All Trustees and Executive Officers as a Group (12 persons)	2,985,411		20.2%

(1)	All Shares are owned directly unless otherwise noted. Percentages are based on 12,300,791 Shares outstanding as of April 14, 2003.

(2)	Includes 2,015,252 Shares that partnerships of which Mr. Dennis Gershenson is a partner have the right to acquire upon the exchange of 2,015,252 units of interest (“OP Units”) owned by such partnerships in Ramco-Gershenson Properties, L.P. (the “Operating Partnership”) for such Shares pursuant to the Exchange Rights Agreement with the Trust (the “Exchange Rights Agreement”) and 74,000 Shares that Mr. Dennis Gershenson has the right to acquire within 60 days of April 14, 2003 pursuant to options granted under the Trust’s 1996 Stock Option Plan. Includes 15,800 Shares owned by a charitable trust of which Mr. Dennis Gershenson is a trustee and 3,000 Shares owned by his children. Mr. Dennis Gershenson disclaims beneficial ownership of the Shares owned by the charitable trust and his children. The address of Mr. Dennis Gershenson is 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034.

(3)	Includes 2,015,252 Shares that partnerships of which Mr. Joel Gershenson is a partner have the right to acquire upon the exchange of 2,015,252 OP Units owned by such partnerships for such Shares pursuant to the Exchange Rights Agreement and 74,000 Shares that Mr. Joel Gershenson has the right to acquire within 60 days of April 14, 2003 pursuant to options granted under the Trust’s 1996 Stock Option Plan. Includes 12,400 Shares owned by Mr. Joel Gershenson’s wife. Mr. Joel Gershenson disclaims beneficial ownership of the Shares owned by his wife. The address of Mr. Joel Gershenson is 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034.

(4)	Includes 11,000 Shares that Mr. Blank has the right to acquire within 60 days of April 14, 2003 pursuant to options granted under the Trust’s 1997 Non-Employee Trustee Stock Option Plan.

(5)	Less than 1% of the class.

(6)	Includes 11,000 Shares that Mr. Goldberg has the right to acquire within 60 days of April 14, 2003 pursuant to options granted under the Trust’s 1997 Non-Employee Stock Option Plan. Includes 39,125 Shares owned by Mr. Goldberg’s wife, 3,750 Shares owned by trusts for his daughters and 6,100 Shares owned by a pension trust. Mr. Goldberg disclaims beneficial ownership of the Shares owned by his wife and by the trusts for his daughters.

(7)	Includes 80,185 Shares that Mr. Grosfeld has the right to acquire upon the exchange of 80,185 OP Units for such Shares pursuant to the Exchange Rights Agreement.

(8)	Includes 11,000 Shares that Mr. Meister has the right to acquire within 60 days of April 14, 2003 pursuant to options granted under the Trust’s 1997 Non-Employee Trustee Stock Option Plan. Includes 1,200 Shares owned by Mr. Meister’s wife’s estate. Mr. Meister disclaims beneficial ownership of the Shares owned by his wife’s estate.

(9)	Includes 11,000 Shares that Mr. Pashcow has the right to acquire within 60 days of April 14, 2003 pursuant to options granted under the Trust’s 1997 Non-Employee Trustee Stock Option Plan. Includes a total of 30,781 Shares held in an IRA account for the benefit of Mr. Pashcow and in a retirement savings plan and a pension and profit sharing account. Also includes 95,325 Shares owned by an irrevocable trust for his daughter and by a foundation of which Mr. Pashcow is trustee (for each of which Mr. Pashcow has shared voting and investment powers). Mr. Pashcow disclaims beneficial ownership of the Shares owned by the foundation and by the trust.

(10)	Includes 11,000 Shares that Mr. Rosenfeld has the right to acquire within 60 days of April 14, 2003 pursuant to options granted under the Trust’s 1997 Non-Employee Trustee Stock Option Plan. Includes 1,300 Shares held in an IRA account for the benefit of Mr. Rosenfeld. Includes 2,700 Shares owned by Mr. Rosenfeld’s wife and 900 Shares by his children. Mr. Rosenfeld disclaims beneficial ownership of the Shares owned by his wife and his children.

(11)	Includes 2,015,252 Shares that partnerships of which Mr. Bruce Gershenson is a partner have the right to acquire upon the exchange of 2,015,252 OP Units owned by such partnerships for such Shares pursuant to the Exchange Rights Agreement and 74,000 Shares that Mr. Bruce Gershenson has the right to acquire within 60 days of April 14, 2003 pursuant to options granted under the Trust’s 1996 Stock Option Plan. The address of Mr. Bruce Gershenson is 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034.

(12)	Includes 2,015,252 Shares that partnerships of which Mr. Richard Gershenson is a partner have the right to acquire upon the exchange of 2,015,252 OP Units owned by such partnerships for such Shares pursuant to the Exchange Rights Agreement, and 74,000 Shares that Mr. Richard Gershenson has the right to acquire within 60 days of April 14, 2003 pursuant to options granted under the Trust’s 1996 Stock Option Plan. Includes 300 Shares owned by a charitable trust of which Mr. Richard Gershenson is a trustee, and 1,800 Shares owned by trusts for his children. Mr. Richard Gershenson disclaims beneficial ownership of the Shares owned by the charitable trust and his children. The address of Mr. Richard Gershenson is 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034.

(13)	Mr. Smith has the right to acquire 75,000 Shares within 60 days of April 14, 2003 pursuant to options granted under the Trust’s 1996 Stock Option Plan.

(14)	Includes 1,634,300 Shares that partnerships of which Mr. Ward is a partner have the right to acquire upon the exchange of 1,634,300 OP Units owned by such partnerships for such Shares pursuant to the Exchange Rights Agreement and 68,000 Shares that Mr. Ward has the right to acquire within 60 days of April 14, 2003 pursuant to options granted under the Trust’s 1996 Stock Option Plan. The address of Mr. Ward is 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034.

COMMITTEES

      The Trust has an Audit Committee which is presently comprised of Messrs. Blank (Chairman), Rosenfeld and Goldberg. The Audit Committee’s duties include the periodic review of the Trust’s financial statements, the recommendation to the Board of Trustees of the engagement of the Trust’s independent certified public accountants, and review of the plans and results of the audit engagement with the independent accountants. The Audit Committee met eight times during 2002.

      The Trust also has a Compensation Committee which is presently comprised of Messrs. Goldberg (Chairman), Blank, and Meister. The Compensation Committee’s duties include reviewing all compensation arrangements of the Trust with its officers and employees and considering changes and/or additions to such compensation arrangements, including stock option, pension and profit-sharing plans. The Compensation Committee acts as administrator of the Trust’s 1996 Stock Option Plan. The Compensation Committee met five times during 2002.

      The Trust also has a Nominating and Governance Committee which is presently comprised of Messrs. Rosenfeld (Chairman), Meister and Grosfeld. The Nominating and Governance Committee considers the performance of incumbent Trustees and recommends to the Shareholders nominees for election as Trustees and recommends corporate governance guidelines to the Board. The Nominating and Governance Committee will consider nominees for Trustees recommended by Shareholders. Such recommendations for nominees for the 2004 Annual Meeting of Shareholders should be submitted to the Chairman of the Nominating and Governance Committee at 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034 by December 30, 2003. The Nominating and Governance Committee met three times during 2002.

      The Trust also has an Executive Committee which is presently comprised of Messrs. Pashcow (Chairman), Dennis Gershenson and Joel Gershenson. The Executive Committee is permitted to exercise all of the powers and authority of the Board of Trustees, except as limited by applicable law and by the Trust’s Bylaws. The Executive Committee met twice during 2002 and also took action by written consent in lieu of meetings.

      During the year ended December 31, 2002, the Board of Trustees held seven meetings. All of the Trustees attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Trustees and (ii) the total number of meetings held by all committees on which such Trustee served.

AUDIT COMMITTEE REPORT

      The Audit Committee of the Board reviews and approves the scope of the audit performed by the Trust’s independent auditors and the Trust’s accounting principles and internal controls. The Audit Committee is comprised of three trustees, each of whom is “independent” as defined under the listing standards of the New York Stock Exchange. The Audit Committee operates under a written charter approved by the Board. The charter sets out the roles and responsibilities of the Audit Committee. In March 2003, the Board of Trustees amended the Audit Committee charter. A copy of the amended Audit Committee charter is attached as Appendix A to this Proxy Statement.

      The Audit Committee has reviewed the relevant requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), the proposed and final rules of the U.S. Securities and Exchange Commission and the proposed new listing standards of the New York Stock Exchange regarding audit committees. As those rules and standards are finalized, the Audit Committee plans to take all additional actions necessary to comply with such requirements.

      The Audit Committee has reviewed and discussed the audited financial statements of the Trust for the year ended December 31, 2002 (the “Audited Financial Statements”) with the Trust’s management and independent auditors. In addition, the Audit Committee has discussed with Deloitte & Touche LLP, the Trust’s independent auditors, the matters required by Codification of Statements on Accounting Standards No. 61 (“SAS 61”).

      The Audit Committee also has received the written report, disclosure and the letter from Deloitte & Touche LLP required by the Independence Standards Board Statement No. 1, and has discussed the written report with Deloitte & Touche LLP and its independence from the Trust. The Audit Committee has discussed with management and Deloitte & Touche LLP such other matters and received such assurances from them as the Audit Committee deemed appropriate.

      Based on the foregoing review and discussions and relying thereon, the Audit Committee recommended to the Board of Trustees the inclusion of the Audited Financial Statements in the Annual Report for the year ended December 31, 2002 on Form 10-K filed with the Securities and Exchange Commission.

Members of the Audit Committee

Stephen R. Blank (Chairman)
Mark K. Rosenfeld
Arthur H. Goldberg

CORPORATE GOVERNANCE

      Management of the Trust has reviewed the provisions of the Sarbanes-Oxley Act, the proposed and final rules of the U.S. Securities and Exchange Commission and the proposed new listing standards of the New York Stock Exchange regarding corporate governance policies and processes. In anticipation of the effectiveness or adoption of final rule changes, we have reviewed and revised the Trust’s corporate governance policies and practices, including the charters of all committees of the Board. We will amend, to the extent necessary, the standards, disclosures and charters applicable to the Board, its committees and the Trust as a whole as final rules are adopted and become effective.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      In addition to Messrs. Bruce Gershenson, Dennis Gershenson, Joel Gershenson, Richard Gershenson and Michael Ward (whose stock ownership is described under “Other Information about Trustees and Executive Officers”), as of April 14, 2003, the following persons were known by the Trust to be the beneficial owners of more than five percent of any class of the Trust’s voting securities:

		Amount and Nature of	Percent of
Title of Class	Name and Address Of Beneficial Owner	Beneficial Ownership(1)	Class(2)

Common Shares	Delaware Management Holdings	801,000	6.5%
	2005 Market Street
	Philadelphia, PA 19103
Common Shares	Franklin Resources, Inc.	715,085	5.8%
	One Franklin Parkway
	San Mateo, CA 94403
Common Shares	Cohen & Steers Capital Management, Inc.	688,600	5.6%
	757 Third Avenue
	New York, NY 10017

(1)	Based on Schedule 13G’s filed with the Securities and Exchange Commission on February 7, 2003 (Delaware Management Holdings), February 12, 2003 (Franklin Resources, Inc.), and February 14, 2003 (Cohen & Steers Capital Management, Inc.).

(2)	Based on 12,300,791 Shares outstanding as of April 14, 2003.

MANAGEMENT COMPENSATION AND TRANSACTIONS

Compensation

      The following table sets forth information with respect to the compensation paid by the Trust for services rendered during the years ended December 31, 2002, 2001 and 2000 to Mr. Dennis Gershenson, the Trust’s Chief Executive Officer for such fiscal years, and the two other most highly compensated executive officers of the Trust whose total remuneration from the Trust exceeded $100,000 for the fiscal year ended December 31, 2002:

Summary Compensation Table

	Annual			Long-Term
	Compensation			Compensation

				Shares	All Other
		Salary	Bonus	Subject to	Compensation
Name and Principal Position	Year	($)(1)	($)	Options	($)(2)

Dennis E. Gershenson	2002	290,770	300,000	—	5,000
Chief Executive Officer	2001	258,000	94,050	—	4,250
	2000	258,000	—	25,000	4,250
Richard J. Smith	2002	262,200	150,000	—	7,735	(3)
Chief Financial Officer	2001	249,935	75,000	—	4,250
	2000	253,546	75,000	25,000	4,250
Richard D. Gershenson	2002	208,411	40,000	—	5,000
Executive Vice President	2001	190,075	30,000	—	4,250
and Secretary	2000	190,075	—	25,000	4,250

(1)	Includes car allowances.

(2)	Includes the Trust’s matching contributions under the Trust’s 401(k) plan.

(3)	Includes reimbursement for life insurance of $2,735.

      The compensation described in this table does not include medical, group life insurance or other benefits that are available generally to all of the Trust’s salaried workers.

Employment Agreements

      The Trust has entered into employment agreements with Dennis Gershenson and Richard Gershenson, the Trust’s President and Chief Executive Officer, and Executive Vice President and Secretary, respectively, which agreements each had an initial period of three years commencing on May 10, 1996, subject to automatic one year extensions thereafter, provided the Board of Trustees has considered the extension of such term not more than 90 days nor less than 30 days prior to the expiration of the term. Each of these employment agreements has been automatically extended through May 9, 2003. Pursuant to such agreements, each officer receives an annual base salary and such other fringe benefits and perquisites as are generally made available to our management employees. In addition to base salary, the officers receive annual performance-based compensation as determined by the Compensation Committee, but not less than a specified percentage of the increase in the Trust’s funds from operation for the prior year.

      These employment agreements provide for certain severance payments in the event of death or disability. In addition, each of the agreements provides that if the officer is terminated without cause or he terminates his employment for “good reason” (as defined below), he will be entitled to receive a severance payment equal to 1.99 times the “base amount” (as defined in Internal Revenue Code of 1986, as amended) and, for the duration of the term, those fringe benefits provided for under such agreement. “Good reason” includes diminution in authority, change of location, fewer than two of Messrs. Joel Gershenson, Dennis Gershenson, Richard Gershenson, Bruce Gershenson and Michael Ward (collectively, the “Ramco Principals”) serving as members of the Board of Trustees or the Ramco Principals constituting less than 20% of the members of the Board of Trustees, and a “change of control.” A change of control will occur if any person or group of commonly controlled persons other than the Ramco Principals or their affiliates owns or controls, directly or indirectly, more than 25% of the voting control or value of the capital stock (or securities convertible or exchangeable therefore) of the Trust.

      The employment agreements provide that Dennis Gershenson and Richard Gershenson will conduct all of their real estate ownership, acquisition, management and development activities (other than certain limited activities relating to their existing fast food franchise and other businesses and activities relating to certain excluded assets) through the Trust. In connection therewith, these officers have agreed to offer to the Trust real estate opportunities of which they become aware (other than opportunities relating to certain excluded assets).

      The employment agreements also provide that the Trust will indemnify each officer to the fullest extent permitted by law, and will advance to such executive officer all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted.

Compensation Committee Report

      The Compensation Committee of the Board of Trustees (the “Committee”) is responsible for administering the Trust’s senior management compensation program. The Committee is composed entirely of independent Trustees who are not employees of the Trust; the individual members are listed below. None of these individuals has any interlocking or other relationships with the Trust that would call into question their independence as Committee members.

      Except as otherwise described below, the Committee has general review authority over compensation levels for, and sets the compensation for, all corporate officers and key management personnel of the Trust. The Committee also administers employee benefit and incentive compensation programs and considers and recommends to the Board new benefit programs.

      Pursuant to adopted rules designed to enhance disclosure of companies’ policies toward executive compensation, set forth below is a report of the Committee addressing the Trust’s compensation policies for 2002 as they affected the Trust’s current Chief Executive Officer and President, Dennis Gershenson, and its other senior executives, Richard Smith, Chief Financial Officer, and Richard Gershenson, Executive Vice President and Secretary, respectively, of the Trust.

      The initial compensation of each of Messrs. Dennis Gershenson and Richard Gershenson was set pursuant to three year employment agreements signed in 1996 between each such individual and the Trust. These agreements, which have been extended, contained provisions for, among other things, calculating the base salary paid to such executive officers, as well as (in the case of the Ramco Principals) formulae used to determine bonus payments to such individuals.

      The employment agreements for Messrs. Dennis Gershenson and Richard Gershenson contain provisions for automatic one year extensions. Their respective employment agreements provided for base salaries which have been increased since the execution of the agreements, based on the advice of FPL Associates, the independent consultants engaged by the Compensation Committee.

      The Compensation Committee engaged the services of FPL Associates, an executive compensation consulting firm, to assess the overall competitiveness of the Trust’s compensation program as it relates to the Trust’s executive officers and senior management and to design a comprehensive executive compensation plan for the management team. Based on the results of such study, the Trust has implemented certain aspects of the program’s recommendations for calendar years 2001 and 2002.

      The compensation package offered by the Trust to its other senior executives is intended to enable the Trust to attract, motivate and retain qualified senior management, taking into account both annual and long-term performance goals of the Trust and recognizing individual initiative and achievements. Executive compensation generally consists of base salary and annual bonus, as well as a combination of benefit programs.

      The Committee has reviewed the Trust’s compensation policies in light of the addition of Section 162(m) to the Internal Revenue Code, which generally limits deductions for compensation paid to certain executive officers to $1,000,000 per annum (although certain performance based compensation was not subject to that limit), and determined that the compensation levels of the Trust’s executive officers were not at a level that would be affected by such amendments. The Committee intends to continue to review the application of Section 162(m) to the Trust with respect to any future compensation programs considered by the Trust.

Members of the Compensation Committee

Arthur H. Goldberg (Chairman)
Stephen R. Blank
Robert A. Meister

Compensation of Trustees

      The non-employee Trustees each received $12,500 and 800 Shares, purchased by the Trust at a cost of $14,838, as compensation for serving as a Trustee in 2002 plus reimbursement of travel expenses and other out-of-pocket disbursements incurred in connection with attending any meetings. Messrs. Joel Gershenson and Dennis Gershenson did not receive any compensation for their services as Trustees.

      During 2002, the independent Trustees received individual grants of stock options under the Trust’s 1997 Non-Employee Trustee Stock Option Plan which was approved by the Trust’s Shareholders on June 10, 1997. Each of the Trustees received a grant of 2,000 stock options on June 6, 2002 with an exercise price of $19.35. The options vest and become exercisable in installments on each of the first two anniversaries of the date of grant and expire ten years after the date of grant.

Ramco-Gershenson Properties Trust

RELATIVE PERFORMANCE COMPARED TO NAREIT MORTGAGE AND

EQUITY REIT INDICES AND THE S&P 500
TOTAL RETURNS INCLUDING THE REINVESTMENT OF DIVIDENDS

      The following graph and table set forth certain information comparing the total return from a $100 investment in the Trust (NYSE: RPT) and in the stocks making up four comparative stock indices on December 31, 1997 through December 31, 2002. The following graph reflects stock price appreciation and the value of dividends paid on the Shares and for each of the comparative indices.

	1997	1998	1999	2000	2001	2002

NAREIT Composite	100.00	81.18	75.92	95.58	110.39	116.15
NAREIT Equity	100.00	82.50	78.69	99.43	113.29	117.61
NAREIT Mortgage	100.00	70.78	47.27	54.81	97.21	127.42
S&P 500	100.00	128.58	155.63	141.46	124.65	97.10
RPT Total Return	100.00	80.54	78.34	90.08	124.48	167.96

Source: Nareit

Interests of Certain Persons

Other Matters

      Ramco-Gershenson, Inc. (“Ramco”), a subsidiary of the Trust which provides property management and leasing services to properties owned by the Operating Partnership and other affiliates of the Trust as well as to other third party property owners, provides property management services to various entities and properties owned and/or controlled by the Ramco Principals, each of whom are executive officers and/or Trustees of the Trust. Management of the Trust believes that these services are provided on terms no less favorable than terms that could be obtained on an arm’s length basis. During the year ended December 31, 2002, Ramco charged an aggregate of approximately $453,529 in respect of such services to entities owned and/or controlled by the Ramco Principals. Ramco was owed $50,938 as of December 31, 2002 by various entities owned or controlled by the Ramco Principals incurred in the ordinary course of business for the ongoing services as described above.

      In addition to the services described in the preceding paragraph, personnel of Ramco provide accounting and other administrative services for entities owned and/or controlled by the Ramco Principals. The entities that receive such services reimburse Ramco for the payroll costs incurred by Ramco in providing such services. In the year ended December 31, 2002, entities owned and/or controlled by the Ramco Principals were charged an aggregate of approximately $29,890 by Ramco for such accounting and other administrative services.

      Ramco-Gershenson, Inc. provides property management, accounting and other administrative services to Ramco/ Shenandoah LLC, 60% of which is owned by an entity a portion of which is beneficially owned by various family partnerships and trusts under the control of two uncles of Joel Pashcow, a Trustee of the Trust, and a portion of which is beneficially owned by various trusts for the benefit of members of Mr. Pashcow’s immediate family. Mr. Pashcow is a trustee of several of these trusts. Ramco/ Shenandoah LLC owns the Shenandoah Square shopping center which has approximately 119,000 square feet. The Trust believes that the terms of the management agreement with Ramco/ Shenandoah LLC are no less favorable than terms that could be obtained on an arm’s length basis. During the year ended December 31, 2002, Ramco-Gershenson, Inc. charged approximately $96,637 in respect of these services to Ramco/ Shenandoah LLC and was owed approximately $10,782 as of December 31, 2002 for those services.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Trust’s officers and Trustees and persons who own more than ten percent of a registered class of the Trust’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “Commission”) and the New York Stock Exchange. Officers, Trustees and greater than ten percent Shareholders are required by regulation of the Commission to furnish the Trust with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, or written representation from certain reporting persons that no Form 5 were required for those persons, the Trust believes that all required filings by executive officers and Trustees of the Trust and persons that own more than ten percent of the Shares were made on a timely basis, except that two reports, covering a total of six transactions, were filed late by Joel D. Gershenson, and one report, covering one transaction, was filed late by Richard D. Gershenson.

II.     APPROVAL OF 2003 LONG-TERM INCENTIVE PLAN

      The Trust maintains a 1996 Stock Option Plan, which provides for award of stock options to employees of the Trust and its subsidiaries. The Board of Trustees believes that it is in the best interest of the Trust and its Shareholders to adopt a new plan, approved by the Shareholders, that will allow the Trust to provide additional types of long-term incentives to employees.

      Accordingly, on March 5, 2003, the Board adopted the Ramco-Gershenson 2003 Long-Term Incentive Plan (the “2003 Plan”), subject to Shareholder approval. In addition to enhancing the Trust’s ability to attract, retain, motivate and reward employees, the 2003 Plan will provide such persons an opportunity to obtain a proprietary interest in the Trust, thereby encouraging commitment to our long-term growth and success and further aligning employees’ interests with those of the Trust’s Shareholders. Approval of the 2003 Plan, which will permit awards during a ten-year period, will give the Trust needed certainty and flexibility in designing and managing equity-based compensation to meet the needs of its business over an extended period of time.

      If the 2003 Plan is approved, the 1996 Stock Option Plan will be terminated (except with respect to awards then outstanding) and no further awards will be made thereunder. Shares subject to outstanding awards under the 1996 Stock Option Plan will not be available for re-grant if the awards are forfeited or canceled after the 2003 Plan is approved. There are currently approximately 778,513 Shares available under the 1996 Stock Option Plan.

      The Trust does not intend to make any awards under the 1996 Stock Option Plan between the date hereof and the date of the Annual Meeting of Shareholders.

      The 2003 Plan permits the Trust to make grants of stock options, stock appreciation rights, restricted Shares, performance Shares, performance units and other stock-based grants and awards to employees of the Trust and our subsidiaries. The 2003 Plan contains a number of provisions that the Board believes are consistent with the interests of Shareholders and sound corporate governance practices. These include:

      No Stock Option Repricings. The 2003 Plan prohibits the repricing of stock options without the approval of Shareholders. This provision applies to both direct repricings — lowering the exercise price of a stock option — and indirect repricings — canceling an outstanding stock option and granting a replacement stock option with a lower exercise price.

      No Annual “Evergreen” Provision. The 2003 Plan does not contain an automatic provision that replenishes the number of Shares reserved under the 2003 Plan based on the number or percentage of our outstanding Shares. Rather, a fixed number of Shares are allocated for issuance under the 2003 Plan, requiring Shareholder approval of any additional allocation of Shares under the 2003 Plan.

      No Discount Stock Options. The 2003 Plan prohibits the grant of a stock option with an exercise price of less than the fair market value of the Trust’s Shares on the date the stock option is granted.

      Independent Committee. The 2003 Plan will be administered by the Compensation Committee, which consists of “outside directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and meets the current New York Stock Exchange standard for directors’ independence. We also believe that such directors would meet the new independence criteria currently proposed by the New York Stock Exchange.

Summary of the 2003 Plan

      The material features of the 2003 Plan are briefly summarized below. This summary does not contain all information that may be important to you. The complete text of the 2003 Plan is set forth at Appendix B to this Proxy Statement.

Plan Administration

      The 2003 Plan is administered by the Compensation Committee of the Board. The 2003 Plan requires the Compensation Committee to consist of three or more members of the Board who, during the time of their service as members of the Compensation Committee, qualify as “Non-Employee Directors” within the meaning of Rule 16b-3 under the Exchange Act, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”), and “independent directors” within the meaning of applicable standards of any national securities exchange upon which Shares are traded or quoted (currently, the New York Stock Exchange).

      The Compensation Committee has full and final authority to, among other things, (i) interpret and administer the 2003 Plan; (ii) establish rules and regulations appropriate for the proper administration of the 2003 Plan; (iii) select participants and make awards; and (iv) establish the terms and conditions of awards. The Compensation Committee may also permit the deferral of the payment of any award on terms or pursuant to procedures established by the Committee, and the payment to the participant of dividends on any Shares so deferred.

Eligibility

      Any employee of the Trust or one of its subsidiaries may be designated by the Compensation Committee to receive an award under the 2003 Plan. Currently, approximately 30 persons would be eligible to participate under the 2003 Plan.

Awards

      The 2003 Plan provides for awards of stock options (either incentive stock options or non-qualified stock options), stock appreciation rights, restricted Shares, performance Shares, and performance units, as well as other stock based-awards as determined by the Compensation Committee.

      Subject to the limitations set forth in the 2003 Plan, the Compensation Committee will have sole authority to determine the terms and conditions of all awards, including the size or amount of the award, the exercise price or initial value, the vesting and exercisability terms, the payment terms, and the termination, cancellation or forfeiture provisions.

Shares Available for Grant

      The 2003 Plan authorizes the issuance of up to 700,000 Shares, provided that no more than 300,000 Shares may be issued in the form of incentive stock options. In addition, in any one calendar year, no participant may be granted stock options to purchase more than 40,000 Shares and no more than $1,000,000 in cash or property (other than Shares) may be paid or distributed to any participant pursuant to awards of performance Shares or performance units, or pursuant to awards of restricted Shares or other equity-based awards intended to be qualified performance-based compensation, granted to the participant during any one calendar year.

      If any award under the 2003 Plan is canceled or forfeited, or the award otherwise terminates, expires or lapses for any reason without delivery of Shares to a participant (or resulting in forfeiture of Shares to the Trust), or if any award is settled in cash rather than by issuance of Shares, then those Shares will not count against the aggregate number of Shares that may be issued under the 2003 Plan. Likewise, if a participant pays the exercise price of any stock option or satisfies any withholding amount by tendering to the Trust Shares, only the net number of Shares actually issued or transferred by the Trust to the participant in satisfaction of the award will be deemed to have been issued under the 2003 Plan.

      The Shares issued under the 2003 Plan may be authorized and unissued Shares or issued and re-acquired Shares, as the Compensation Committee may from time to time determine.

Adjustments

      In the case of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, spin-off, or similar transaction or other change in corporate structure affecting the Shares, the Committee in its sole discretion shall make such equitable adjustments, including adjustments to the number of Shares covered by outstanding awards, the kind of shares covered by outstanding awards, the prices per Share applicable to stock options and stock appreciation rights and the number of Shares issuable under the 2003 Plan, or the Committee may substitute such alternative consideration as it may determine to be equitable in the circumstances.

Options

      Options to purchase Shares may be granted under the 2003 Plan in the form of incentive stock options (intended to qualify for deferred tax treatment under Section 422 of the Code) or non-qualified stock options.

      The exercise price at which a Share may be purchased under an option will be determined at the time of grant by the Compensation Committee in its discretion, but will not be less than the fair market value of a Share on the date the option is granted.

      The 2003 Plan permits the Compensation Committee to establish the term of each option, but no incentive stock option will be exercisable after ten years from the grant date. Options will be exercisable as determined by the Compensation Committee.

      In certain circumstances, the Compensation Committee may permit the payment of the exercise price of an option with previously-owned Shares or pursuant to a cashless exercise procedure.

Stock Appreciation Rights

      Stock appreciation rights entitle a participant to receive upon exercise an amount equal to the number of Shares subject to the award multiplied by the excess of the fair market value of a Share at the time of exercise over the grant price of such a Share. Stock appreciation rights granted to participants may relate to a specific option granted under the 2003 Plan (a tandem stock appreciation right), but may also be granted without relation to an option (a free-standing stock appreciation right).

      A free-standing stock appreciation right may be granted by the Compensation Committee at any time and will become exercisable as determined by the Compensation Committee. The initial value per Share of a free-standing stock appreciation right will be determined at the time of grant by the Compensation Committee, but will not be less than the fair market value of a Share on the grant date.

      A tandem stock appreciation right related to a non-qualified stock option may be granted at the same time the option is granted or at any time prior to the exercise, termination or expiration of the option. A tandem stock appreciation right related to an incentive stock option must be granted at the same time the option is granted. A tandem stock appreciation right will be exercisable only when the related option is exercisable, will be forfeited when the related option is forfeited and may expire no later than the expiration of the related option.

Restricted Shares

      Restricted Shares may be granted or offered for sale to any participant under the 2003 Plan. Transferability and other restrictions applicable to any grant of restricted Shares will lapse as determined by the Compensation Committee. Except to the extent that any grant of restricted Shares or restricted Share units is intended to be a qualifying performance-based award within the meaning of Section 162(m) of the Code, the Compensation Committee may accelerate the vesting of any such grant.

Performance Shares and Performance Units

      The 2003 Plan authorizes awards of performance Shares and performance units. A performance Share is any right to receive the fair market value of a Share that is contingent on the achievement of one or more performance goals during a specified period. A performance unit is the right to receive a designated dollar amount that is contingent on the achievement of such performance goals. The performance goals to be achieved during any performance period, the length of such performance period and the proportion of payments, if any, to be made for performance between the minimum and full performance levels for any performance goal, will be determined by the Compensation Committee in its discretion.

      The Compensation Committee may designate certain awards, including awards of performance Shares and performance units, as qualifying performance-based awards within the meaning of Section 162(m) of the Code, in which case the award must be conditioned on the achievement of performance goals in a specified period based upon one or more of the following objective criteria, as described in Section 12(b) of the 2003 Plan: specified levels of earnings per Share from continuing operations, funds from operations, operating income, revenues, gross margin, return on operating assets, return on equity, economic value added, Share price appreciation, total Shareholder return (measured in terms of Share price appreciation and dividend growth), or cost control, of the Trust or the affiliate or division of the Trust for or within which the participant is primarily employed.

Other Awards

      Under the 2003 Plan, the Compensation Committee is authorized to specify the terms and provisions of other equity-based or equity-related awards not described above (including the grant or offer for sale of unrestricted Shares). Such awards may provide for the acquisition of Shares by participants or payment in cash or otherwise of amounts based on the value of such Shares and may include, without limitation, awards designed to comply with or take advantage of applicable local laws of jurisdictions other than the United States.

Transferability

      Unless the Compensation Committee determines otherwise, awards granted under the 2003 Plan are not transferable by participants except by will or the laws of descent and distribution.

Change in Control

      The 2003 Plan provides that all options, stock appreciation rights, restricted Shares, performance Shares and performance units will immediately vest (and in the case of options become exercisable) upon a change in control of the Trust.

      A “change in control” of the Trust is defined in the 2003 Plan to occur upon the acquisition by certain third parties of 25% or more of the outstanding Shares, unless three-quarters of the Trustees of the Trust (a majority of whom must have been Trustees prior to such acquisition) determine otherwise.

Effective Date, Duration and Amendment

      The Board adopted the 2003 Plan on March 5, 2003, and the 2003 Plan became effective on that date, subject to Shareholder approval within twelve months thereafter. The 2003 Plan will remain in effect until March 5, 2013, the tenth anniversary of the effective date. After such date, no further awards may be granted under the 2003 Plan, but awards then outstanding may continue to be exercised, vest or be paid in accordance with the terms of the 2003 Plan.

      The Board may at any time and from time to time alter, amend, suspend or terminate the 2003 Plan, except that Shareholder approval will be required for the Board to (i) increase the maximum number of Shares issuable under the 2003 Plan, or with respect to which awards may be made to individual participants, (ii) change the class of persons eligible to receive awards, (iii) change the minimum option exercise price, (iv) reprice outstanding options either directly by reducing the exercise price or indirectly by canceling an outstanding option and granting a replacement with a lower exercise price, (v) establish additional or different performance goal business criteria in respect of Code 162(m) qualified performance-based compensation awards, or (vi) change the maximum dollar amount payable in cash or other property to a participant in respect of an award. Moreover, the Compensation Committee may amend the terms of any outstanding award, prospectively or retroactively, except that such amendment cannot impair the rights of any participant without his or her consent.

Federal Income Tax Consequences

      The following is a brief description of the material U.S. federal income tax consequences associated with awards under the 2003 Plan. This general summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. State and local tax consequences, or tax consequences in other countries, may vary.

      Stock Options. There will be no federal income tax consequences to either the Trust or the participant upon the grant of a stock option. If the option is a non-qualified stock option, the participant will realize ordinary income upon exercise equal to the fair market value of the Shares acquired over the exercise price, and the Trust will receive a corresponding deduction. Any gain (or loss) realized upon a subsequent disposition of the Shares will generally constitute capital gain (or loss).

      If the option is an incentive stock option, the participant will not realize taxable income on exercise, but the excess of the fair market value of the Shares acquired over the exercise price may give rise to “alternative minimum tax.” When the Shares are subsequently sold, the participant will recognize income (or loss) equal to the difference between the sales price and the exercise price of the option. If that sale occurs after the expiration of two years from the date of the grant and one year from the date of exercise, the income will constitute long-term capital gain (or loss). If the sale occurs prior to that time, the participant will recognize ordinary income to the extent of the lesser of the gain realized upon the sale or the difference between the fair market value of the acquired Shares at the time of exercise and the exercise price; any additional gain (or loss) will constitute capital gain (or loss). The Trust will be entitled to a deduction in an amount equal to the ordinary income, if any, that the participant recognizes.

      Restricted Shares. Generally, restricted Shares are not taxable to a participant at the time of grant but instead are included in ordinary income (at its then-fair market value) when the restrictions lapse. A participant may elect to recognize income at the time of grant, in which case the fair market value of the Shares at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. The Trust is entitled to a tax deduction in an amount equal to the ordinary income, if any, recognized by the participant.

      Other Awards. In the case of other awards, the participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any Shares received on the date of payment or the date of delivery of the underlying Shares, although the taxable event may be delayed if there is receipt of property title to which has not vested in the recipient. The Trust will generally be entitled to a corresponding tax deduction.

      Section 162(m) Limitation. The 2003 Plan is designed to enable the Trust to provide certain forms of performance-based compensation to executive officers that will meet the requirements for tax deductibility under Section 162(m) of the Code. Section 162(m) of the Code provides that, subject to certain exceptions, the Trust may not deduct compensation paid to any one of certain executive officers in excess of $1 million in any one year. Section 162(m) excludes performance-based compensation meeting certain requirements from the $1 million limitation on tax deductibility. If the 2003 Plan is approved by Shareholders, we expect that stock options, stock appreciation rights and performance awards paid in accordance with the 2003 Plan, and certain grants of restricted Shares and other stock-based grants made under the 2003 Plan, may be (but are not required to be) structured to be deductible as performance-based compensation not subject to the $1 million limitation on deductibility.

New Plan Benefits

      No benefits or amounts have been granted, awarded or received under the 2003 Plan. The awards that will be granted to eligible participants under the 2003 Plan are subject to the discretion of the Compensation Committee and, therefore, are not determinable at this time. No options were granted under the 1996 Stock Option Plan during 2002.

      THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

III.     APPROVAL OF 2003 NON-EMPLOYEE TRUSTEE STOCK OPTION PLAN

      The Trust maintains a 1997 Non-Employee Trustee Stock Option Plan, which provides for award of stock options to Trustees of the Trust who are not employees of the Trust. The Board of Trustees believes that it is in the best interest of the Trust and its Shareholders to adopt a new plan, approved by the Shareholders, that will allow the Trust to continue to provide stock options to non-employee Trustees, but that also will protect the Shareholders of the Trust against option repricings and contain provisions that the Trustees believe are important in the interests of good corporate governance.

      Accordingly, on March 5, 2003, the Board adopted the Ramco-Gershenson 2003 Non-Employee Trustee Stock Option Plan (the “Trustee Plan”), subject to Shareholder approval. The purposes of the Trustee Plan are more closely to align the interests of non-employee Trustees of the Trust with those of the Shareholders of the Trust and to enhance the ability of the Trust to attract and retain individuals of exceptional talent and experience to serve as Trustees of the Trust.

      If the Trustee Plan is approved, the 1997 Non-Employee Trustee Stock Option Plan will be terminated (except with respect to awards then outstanding) and no further awards will be made thereunder. Shares subject to outstanding awards under the 1997 Non-Employee Trustee Stock Option Plan will not be available for re-grant if the awards are forfeited or canceled after the Trustee Plan is approved. There are currently approximately 31,000 Shares available under the 1997 Non-Employee Trustee Stock Option Plan.

      The Trust does not intend to make any awards under the 1997 Non-Employee Trustee Stock Option Plan between the date hereof and the date of the Annual Meeting of Shareholders.

      Under the Trustee Plan, an option will be granted each year to each non-employee Trustee to purchase 2,000 Shares of the Trust. The Trustee Plan contains a number of provisions that the Board believes are consistent with the interests of Shareholders and sound corporate governance practices. These include:

      No Stock Option Repricings. The Trustee Plan prohibits the repricing of stock options without the approval of Shareholders. This provision applies to direct repricings; grants in replacement of canceled options are not permitted under the Trustee Plan in any circumstances, as the only grants that may be made are the annual grants.

      No Annual “Evergreen” Provision. The Trustee Plan does not contain an automatic provision that replenishes the number of Shares reserved under the Trustee Plan based on the number or percentage of outstanding Shares. Rather, a fixed number of Shares are allocated for issuance under the Trustee Plan, requiring Shareholders approval of any additional allocation of Shares under the Trustee Plan.

      No Discount Stock Options. The Trustee Plan prohibits the grant of a stock option with an exercise price of less than the fair market value of the Trust’s Shares on the date the stock option is granted.

Summary of the Trustee Plan

      The material features of the Trustee Plan are briefly summarized below. This summary does not contain all information that may be important to you. The complete text of the Trustee Plan is set forth at Appendix C to this Proxy Statement.

Plan Administration

      The Trustee Plan is administered by the Board. The Board has full and final authority to, among other things, (i) interpret and administer the Trustee Plan and (ii) establish rules and regulations appropriate for the proper administration of the Trustee Plan. The Board may also permit the deferral of the payment of any Shares obtained upon exercise of an outstanding option, on terms or pursuant to procedures established by the Committee, and the payment to the participant of dividends on any Shares so deferred.

Eligibility

      Only Trustees of the Trust who are not employed by the Trust or by any subsidiary of the Trust are eligible to receive an award under the Trustee Plan. Currently, the Trust’s six non-employee Trustees participate under the Trustee Plan.

Awards

      The Trustee Plan provides an annual grant of a nonqualified option to purchase 2,000 Shares to be granted to each non-employee Trustee of the Trust on the date of each Annual Meeting of Shareholders of the Trust.

Shares Available for Grant

      The Trustee Plan authorizes the issuance of up to 100,000 Shares. If any award under the Trustee Plan is canceled or forfeited, or the award otherwise terminates, expires or lapses for any reason without delivery of Shares to a participant (or resulting in forfeiture of Shares to the Trust), or if any award is settled in cash rather than by issuance of Shares, then those Shares will not count against the aggregate number of Shares that may be issued under the Trustee Plan. Likewise, if a participant pays the exercise price of any stock option or satisfies any withholding amount by tendering to the Trust Shares, only the net number of Shares actually issued or transferred by the Trust to the participant in satisfaction of the award will be deemed to have been issued under the Trustee Plan.

      The Shares issued under the Trustee Plan may be authorized and unissued Shares or issued and re-acquired Shares, as the Board may from time to time determine.

Adjustments

      In the case of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, spin-off, or similar transaction or other change in corporate structure affecting the Shares, the Board in its sole discretion shall make such equitable adjustments, including adjustments to the number of Shares covered by outstanding awards, the kind of shares covered by outstanding awards, the prices per Share applicable to stock options and stock appreciation rights and the number of Shares issuable under the Trustee Plan, or the Board may substitute such alternative consideration as it may determine to be equitable in the circumstances.

Options

      The exercise price at which Shares may be purchased under all options is equal to the fair market value of a Share on the date the option is granted. Options expire ten years from the grant date, and become exercisable in two equal annual installments beginning on the first anniversary of the date of grant.

      In certain circumstances, the Board may permit the payment of the exercise price of an option with previously-owned Shares or pursuant to a cashless exercise procedure.

Transferability

      Unless the Board determines otherwise, awards granted under the Trustee Plan are not transferable by participants except by will or the laws of descent and distribution.

Change in Control

      The Trustee Plan provides that all options will immediately vest and become exercisable upon a change in control of the Trust. A “change in control” of the Trust is defined in the Trustee Plan to occur upon the acquisition by certain third parties of 25% or more of the outstanding Shares, unless three-quarters of the Trustees of the Trust (a majority of whom must have been Trustees prior to such acquisition) determine otherwise.

Effective Date, Duration and Amendment

      The Board adopted the Trustee Plan on March 5, 2003, and the Trustee Plan became effective on that date, subject to Shareholder approval within twelve months thereafter. The Trustee Plan will remain in effect until March 5, 2013, the tenth anniversary of the effective date. After such date, no further awards may be granted under the Trustee Plan, but awards then outstanding may continue to be exercised, vest or be paid in accordance with the terms of the Trustee Plan.

      The Board may at any time and from time to time alter, amend, suspend or terminate the Trustee Plan, except that Shareholder approval will be required for the Board to (i) increase the maximum number of Shares issuable under the Trustee Plan, (ii) change the class of persons eligible to receive awards, (iii) change the minimum option exercise price or (iv) reprice outstanding options. Moreover, the Board may amend the terms of any outstanding award, prospectively or retroactively, except that such amendment cannot impair the rights of any participant without his or her consent.

Federal Income Tax Consequences

      The following is a brief description of the material U.S. federal income tax consequences associated with awards under the Trustee Plan. This general summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. State and local tax consequences, or tax consequences in other countries, may vary.

      There will be no federal income tax consequences to either the Trust or the participant upon the grant of a stock option under the Trustee Plan. The participant will realize ordinary income at exercise equal to the fair market value of the Shares acquired over the exercise price and the Trust will receive a corresponding deduction. Any gain (or loss) realized upon a subsequent disposition of the Shares will generally constitute capital gain (or loss).

      THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

IV.     INDEPENDENT PUBLIC AUDITORS

      The firm of Deloitte & Touche LLP has been appointed as independent auditors for the Trust by the Trust’s Board of Trustees to examine and report on financial statements for the year ending December 31, 2003 which appointment will be submitted to Shareholders for ratification at the Meeting. Deloitte & Touche LLP audited and reported on the Trust’s financial statements for the year ended December 31, 2002. During the year ended December 31, 2002, Deloitte & Touche LLP provided various audit and tax related services to the Trust and its consolidated subsidiaries. Set forth below are the aggregate fees billed for these services:

(a)	Audit Fees — Aggregate fees of $366,243 and $103,976, respectively, were billed for professional services rendered for the audit of the Trust’s 2002 and 2001 consolidated financial statements included in its annual report on Form 10-K and the review of the financial statements included in the Trust’s quarterly reports on Form 10-Q. The 2002 audit fees include audit work done in connection with the two equity offerings completed in 2002.

(b)	Tax fees — Aggregate fees of $499,874 and $386,815, respectively, were billed for tax services in 2002 and 2001. Tax services principally include tax compliance, tax advice and tax planning.

(c)	All other fees — Aggregate fees of $2,850 and $2,750, respectively, were billed for all other services in 2002 and 2001.

      Deloitte & Touche LLP did not render any services on financial information systems, design or implementation during the year ended December 31, 2002. The Audit Committee discussed the non-audit services with Deloitte & Touche LLP and determined that their provision of these services is compatible with maintaining Deloitte & Touche LLP’s independence.

      Representatives of that firm are expected to be present at the Meeting, with the opportunity to make a statement if they desire to do so, and to be available to respond to appropriate questions. Submission of the appointment of the auditors to the Shareholders for ratification will not limit the authority of the Board of Trustees to appoint another accounting firm to serve as independent auditors if the present auditors resign or their engagement is otherwise terminated. If the Shareholders do not ratify the appointment of Deloitte & Touche LLP at the Meeting, management intends to call a special meeting of Shareholders to be held as soon as practicable after the Meeting to ratify the appointment of another independent public accounting firm as independent auditors of the Trust.

SHAREHOLDERS’ PROPOSALS

      Any proposal by a Shareholder of the Trust intended to be presented at the 2004 Annual Meeting of Shareholders must be received by the Trust at its principal executive office not later than December 30, 2003 for inclusion in the Trust’s proxy statement and form of proxy relating to that meeting. Any such proposal must also comply with other requirements of the proxy solicitation rules of the Commission.

      The Trust must receive notice of any proposal of Shareholders that are intended to be presented at the Trust’s 2004 Annual Meeting of Shareholders, but that are not intended to be considered for inclusion in the Trust’s proxy statement and proxy related to that meeting, no later than April 16, 2004 to be considered timely. Such proposals should be sent by certified mail, return receipt requested and addressed to Ramco-Gershenson Properties Trust, 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034, Attention: Investor Relations. If the Trust does not have any notice of the matter by that date, the Trust’s form of proxy in connection with that meeting may confer discretionary authority to vote on the matter, and the persons named in the Trust’s form of proxy will vote the Shares represented by such proxies in accordance with their best judgment.

      Trustees are elected by a plurality of the votes cast at the Annual Meeting. Only Shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or Shares present by proxy where the Shareholder properly withheld authority to vote for such nominee (including broker non-votes) will not be counted toward such nominee’s achievement of a plurality.

ANNUAL REPORT ON FORM 10-K

      UPON WRITTEN REQUEST BY ANY SHAREHOLDER ENTITLED TO VOTE AT THE MEETING, THE TRUST WILL FURNISH THAT PERSON WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 WHICH IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. If a person requesting the report was not a Shareholder of record on April 14, 2003, the request must contain a good faith representation that the person making the request was a beneficial owner of Shares at the close of business on such date. Requests should be addressed to Investor Relations, Ramco-Gershenson Properties Trust, 27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034.

OTHER BUSINESS AND EXPENSE OF SOLICITATION

      Management does not know of any other matters to be brought before the Meeting except those set forth in the notice thereof. If other business is properly presented for consideration at the Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters. Proxies are being solicited on behalf of the Board of Trustees by use of the mail. The cost of preparing this Proxy Statement and all other costs in connection with this solicitation of proxies for the Meeting is being borne by the Trust.

      Your cooperation in giving this matter your immediate attention and in voting your proxies promptly will be appreciated.

By Order of the Board of Trustees

Richard D. Gershenson, Secretary

April 28, 2003

Appendix A — Audit Committee Charter (as amended)

Appendix B — 2003 Long-Term Incentive Plan
Appendix C — 2003 Non-Employee Trustee Stock Option Plan

Appendix A

RAMCO-GERSHENSON PROPERTIES TRUST

AUDIT COMMITTEE CHARTER

I. Purpose

      The principal purpose of the Audit Committee (the “Committee”) is to assist the Board of Trustees (the “Board”) of Ramco-Gershenson Properties Trust (“RGPT”) in fulfilling its responsibilities to the shareholders, potential shareholders and investment community relating to the corporate accounting and reporting practices of RGPT and its subsidiaries, the quality and integrity of RGPT’s consolidated financial statements, RGPT’s compliance with applicable legal and regulatory requirements, the performance, qualifications and independence of RGPT’s external auditors and the performance of RGPT’s internal audit function.

      In discharging its oversight role, the Committee is granted the authority to adopt policies and procedures to ensure that the accounting and reporting practices of RGPT are of the highest quality and integrity, including the authority to investigate any matter brought to its attention, with full access to all books, records, facilities and personnel of RGPT, and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

      It shall also be the responsibility of the Committee to maintain free and open means of communication among the Board and RGPT’s external auditors, internal audit function and management. Through these lines of communication, the Committee shall monitor any issues or areas that fall within the scope of its duties, purpose or responsibilities that require special attention. RGPT’s external auditors are ultimately accountable to the Committee and the Board.

II. Membership

      1. The Committee will have at least three members, each of whom shall be appointed by the Board. Each member of the Committee shall be financially literate (i.e., able to read and understand financial statements and aware of the functions of auditors for a Company) as affirmatively determined by the Board in connection with such member’s appointment to the Committee.

      2. The Committee shall be composed solely of “independent” trustees who have no employment or professional relationship with RGPT, who are independent of RGPT’s management and who comply with the requirements for serving on audit committees as set forth in the corporate governance standards, as amended from time to time, of the New York Stock Exchange (“NYSE”) and all other applicable laws, rules and regulations. The definition of “independent” requires that the Board affirmatively determine that a trustee to be appointed to the Committee not have any material relationship with RGPT or any of its subsidiaries. In addition, the independence of each member of the Committee shall be reviewed on an annual basis by the Board or more frequently as the circumstances dictate. For purposes of eligibility to serve on the Committee, a trustee is not independent if:

a) the trustee receives, directly or indirectly, any consulting, advisory or other compensatory fees from RGPT, other than fees for serving in his or her capacity as a member of the Board and as a member of the Board’s committees;

b) the Board determines that the trustee has a material relationship with RGPT (either directly or as a partner, shareholder or officer of an organization that has a relationship with RGPT) or is otherwise an affiliate of RGPT;

c) the trustee is a former employee of RGPT, unless a “cooling-off” period of at least five years after the termination of such employment has elapsed;

d) the trustee is, or in the past five years has been, affiliated with or employed by a present or former auditor of RGPT or an affiliate thereof, unless a “cooling-off” period of at least five years after the termination of either the affiliation or employment with the auditor or the auditing relationship has elapsed;

e) the trustee is, or in the past five years has been, part of an interlocking directorate in which an executive officer of RGPT serves on the compensation committee of the board of directors of another company that employs such trustee; or

f) the trustee has an immediate family member in any of the categories listed in (d) or (e) above, unless a “cooling-off” period of at least five years has elapsed since the termination of the applicable relationship or until after such family member is deceased or becomes incapacitated.

      3. A trustee appointed to the Committee may not serve on more than two additional audit committees for publicly listed companies, unless the Board has made an affirmative determination that such trustee is able effectively to undertake the responsibilities of serving on RGPT’s Audit Committee in addition to his or her positions on other such audit committees.

      4. The Board shall appoint one member of the Committee to serve as the Chairman and shall affirmatively determine at the time of such appointment that such member possesses accounting or related financial management expertise.

III. Responsibilities, and Duties

     A. Financial and Related Reporting

      1. The Committee shall, prior to each filing by RGPT of a Quarterly Report on Form 10-Q (the “Form l0-Q”) with the Securities and Exchange Commission (the “SEC”), review with RGPT’s management and external auditors the interim financial information to be included in the Form 10-Q and review the matters described in Statement on Auditing Standards No. 61, as it may be modified or supplemented, of the American Institute of Certified Public Accountants, Communication with Audit Committees (“SAS 61”). In connection therewith, the Committee shall review any matters of significance, including significant adjustments, management judgments and accounting estimates, significant reserves and/or accruals, significant new accounting principles, disagreements between management and the external auditors and their effect, if any, on RGPT’s consolidated financial statements and recent or proposed requirements of the SEC, the Financial Accounting Standards Board (the “FASB”) or other similar governing bodies.

      2. The Committee shall, prior to each filing by RGPT of an Annual Report on Form 10-K (the “Form 10-K”) with the SEC, review with RGPT’s management and external auditors the audited financial statements to be included in the Form 10-K and in RGPT’s annual report to shareholders (the “Annual Report”) and review and consider the matters described in SAS 61. In connection therewith, the Committee shall review significant adjustments, management judgments and accounting estimates, significant reserves and/or accruals, significant new accounting principles, disagreements between management and the external auditors and their effect, if any, on RGPT’s consolidated financial statements and recent or proposed requirements of the SEC, the FASB or other similar governing bodies. Following such review, the Committee shall recommend to the Board whether the audited financial statements should be included in the Annual Report or the Form 10-K.

      3. The Committee shall meet with RGPT’s Chief Executive Officer and Chief Financial Officer, prior to their certification of each Form 10-Q or Form 10-K filed with the SEC, and review with such officers their disclosures relating to (a) all significant deficiencies in the design or operation of internal controls which could adversely affect RGPT’s ability to record, process, summarize and report financial data and identify any material weakness in internal controls and (b) any fraud, whether or not material, that involves RGPT’s management or other employees who have a significant role relating to RGPT’s internal controls.

      4. In connection with its review of each Form 10-Q and Form 10-K and prior to issuance of any earnings press release by RGPT, the Committee shall review with RGPT’s management and external auditors the consolidated statements of operations, earnings guidance and other financial information to be included in such earnings press release. Prior to issuance of any release of financial information or earnings guidance to analysts or rating agencies, the Committee shall review with RGPT’s management and external auditors the financial information or earnings guidance to be included in such release to be provided to analysts or rating agencies.

      5. The Committee shall annually issue a written report to the Board, a copy of which shall be included in RGPT’s proxy statement related to the annual meeting of shareholders, stating whether the Committee has (a) reviewed and discussed the audited financial statements with RGPT’s management, (b) discussed with RGPT’s external auditors the matters required to be discussed by SAS 61, (c) received from RGPT’s external auditors disclosures regarding such auditors’ independence required by Independence Standards Board 1 and discussed with such auditors their independence, (d) recommended to the Board that the audited financial statements of RGPT be included in the Annual Report and the Form 10-K and (e) reviewed such other information as may be required, from time to time, by the rules and/or regulations of the NYSE, the SEC, the FASB or other similar governing bodies.

      6. The Committee shall periodically discuss with RGPT’s external auditors such auditors’ judgments about the quality, not just the acceptability, of RGPT’s accounting principles as applied in its consolidated financial statements. The discussion should include such issues as the clarity of RGPT’s financial disclosures, the degree of aggressiveness or conservatism of RGPT’s accounting principles and the underlying estimates and other significant decisions made by RGPT’s management in preparing the financial disclosures.

      7. The Committee shall obtain and review, on an annual basis, a report prepared by RGPT’s management and/or external auditors setting forth all significant financial reporting issues and judgments made in connection with the preparation of RGPT’s financial statements, including an analysis of the effects on the financial statements of RGPT of any alternative generally accepted accounting principle (“GAAP”) methods adopted by RGPT, any regulatory and/or accounting initiatives and any off-balance sheet structures and all critical accounting policies and practices RGPT uses or expects to use.

     B. Controls and Compliance

      8. The Committee shall periodically review with RGPT’s management, external auditors and internal audit function (a) the adequacy and effectiveness of RGPT’s system of internal accounting controls, (b) any recommendations of such external and/or internal auditors with respect to any material weaknesses in RGPT’s system of internal controls, (c) any material matters or problems with respect to accounting, records, procedures or operations of RGPT which have not been resolved to such external and/or internal auditors’ satisfaction after having been brought to the attention of management and (d) any material matters or problems with respect to the safeguarding of RGPT’s assets and limitations on authority of RGPT’s management relating to, among other things, investments, borrowings and derivative instruments. Such review should also consider the impact of the adequacy and effectiveness of RGPT’s system of internal accounting controls on RGPT’s financial reporting on both an annual and quarterly basis.

      9. The Committee shall discuss and review policies with respect to risk assessment and risk management, including, but not limited to, (a) guidelines and policies to govern the process by which risk assessment and risk management is undertaken by RGPT and its management, (b) RGPT’s interest rate risk management, (c) RGPT’s counter-party and credit risks and (d) any material environmental risks relating to RGPT.

      10. The Committee shall review with RGPT’s management and tax advisors the status of all tax returns, including open years and potential disputes. The Committee shall review with RGPT’s external auditors the adequacy of tax reserves included in RGPT’s consolidated financial statements.

      11. On at least an annual basis, the Committee shall review with RGPT’s legal counsel, (a) any legal or regulatory matters that could have a significant impact on RGPT’s financial statements, (b) RGPT’s compliance with applicable laws and regulations and (c) inquiries received from regulators or governmental agencies.

      12. The Committee shall review the status of significant litigation with RGPT’s legal counsel and external auditors, if appropriate, and whether reserves, if any, in connection with actual and/or potential litigation are appropriate.

      13. The Committee shall monitor and review RGPT’s compliance with all applicable SEC and NYSE rules and regulations.

     C. Internal Audit

      14. To the extent applicable, the Committee shall review the operation of RGPT’s internal audit function, its budget, organization, activities, independence and authority of its reporting obligations. The Committee shall, on a regular basis, review RGPT’s internal audit charter and compliance by RGPT’s internal audit function with applicable standards. The Committee shall also review the appointment and replacement of RGPT’s senior internal auditing executive and the coordination of such activities with RGPT’s external auditors.

      15. The Committee shall meet regularly, but in no event less than once every six months, with RGPT’s internal audit personnel in executive sessions without RGPT’s management present.

     D. External Audit

      16. The Committee shall retain and discharge (subject if applicable, to shareholder ratification) the external auditors to be used to audit the consolidated financial statements of RGPT.

      17. The Committee shall review and pre-approve the engagement fees and the terms of all auditing and non-auditing services to be provided by RGPT’s external auditors and evaluate the effect thereof on the independence of the external auditors. The Committee shall also review and evaluate the scope of all non-auditing services to be provided by RGPT’s external auditors in order to confirm that such services are permitted by the rules and/or regulations of the NYSE, the SEC, the FASB or other similar governing bodies. As necessary, the Committee shall consult with RGPT’s management regarding the engagement fees or terms of any such auditing or non-auditing services.

      18. The Committee shall, at least annually, evaluate RGPT’s external auditors’ qualifications, performance and independence and present a written report to the Board of its conclusions with respect to such evaluation. In connection with this evaluation, the external auditors shall provide a written annual report to the Committee describing: (a) such external auditors’ internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of such internal auditors or by any inquiry or investigation by government or professional authorities within the preceding five years, respecting one or more independent audits carried out by such external auditors, and any steps taken to deal with any such issues; and (e) in order to assess such external auditors’ independence, all relationships between such external auditors and RGPT. The Committee shall consult with RGPT’s management, its external auditors and/or personnel responsible for its internal audit function, as necessary, regarding this evaluation.

      19. The Committee shall review and evaluate the qualifications, performance and independence of the lead partner of the external auditors, ensure that neither the lead partner nor the concurring partner of the external auditors serves, respectively, in that capacity for more than five years (or such other period as may be prescribed by rules and/or regulations of the NYSE, the SEC, the FASB or other similar governing bodies) and present its conclusions with respect to the independent auditors, including whether the audit firm itself should be changed periodically, to the Board.

      20. The Committee shall meet with RGPT’s management and external auditors prior to commencement of the annual audit by such external auditors for the purpose of reviewing the scope and audit procedures of such audit, including special audit risk areas and materiality. The Committee shall also meet with RGPT’s external auditors subsequent to completion of that audit for the purpose of reviewing the results.

      21. The Committee shall obtain and review any written reports issued by RGPT’s external auditors regarding all critical accounting policies and practices RGPT uses or expects to use, all alternative treatments of financial information within GAAP that have been discussed with RGPT’s management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the external auditors.

      22. The Committee shall meet regularly, but in no event less than once every six months, with RGPT’s external auditors in executive sessions without RGPT’s management present. Among the items to be discussed at these meetings are the auditors’ evaluation of RGPT’s financial, accounting and internal auditing personnel and the cooperation that the auditors received during the course of the audit, including any audit problems or difficulties, together with the responses of RGPT’s management thereto, any restrictions on the scope of such external auditors’ activities and any disagreements with RGPT’s management. If applicable, such review may also include any accounting adjustments that were noted or proposed by such auditors but were passed (including similar adjustments that were passed because individually they were not material), any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement, any “management” or “internal control” letter issued, or proposed to be issued, by such auditors to RGPT and all other material written communications between the external auditors and the management of RGPT.

     E. Other Committee Activities

      23. The Committee shall report to the Board on a regular basis.

      24. The Committee shall serve as liaison between RGPT’s management, external auditors and internal auditors, on the one hand, and the Board, with respect to all matters within the scope of the Committee’s duties.

      25. In accordance with the applicable rules and/or regulations of the NYSE, the SEC, the FASB or other similar governing bodies, the Committee shall set clear policies for RGPT’s hiring of employees or former employees of RGPT’s external auditors. In addition, the Committee shall also conduct exit interviews with departing executive officers (senior vice president or above) in order to evaluate RGPT’s corporate accounting and reporting practices.

      26. The Committee shall establish, review and update periodically an orientation and training program for new Committee members, based upon new member orientation guidelines developed by the Committee, and ensure continuing education and training for current Committee members.

      27. The Committee shall conduct an annual evaluation of its own performance, including the performance of individual members and any recommendations to the Board for changes in Committee membership, and confirm annually that all of the Committee’s responsibilities set forth in this Charter have been performed.

      28. The Committee shall annually review and assess this Charter. This Charter may be amended by the recommendation of the Committee and the approval of the independent members of the Board. All amendments will be reported to the Board.

IV. Complaint Procedures

      Any issue of significant financial misconduct shall be brought to the attention of the Committee for its consideration. In this connection, the Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by RGPT, employees and shareholders regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of RGPT of concerns regarding questionable accounting or auditing matters. The Committee shall investigate all matters brought to its attention within the scope of its duties, including the review of any significant fraudulent or illegal activities that may be discovered and any preventative action taken in response to such activities.

V. Committee Powers

      In the course of fulfilling its responsibilities and duties, the Committee shall be empowered (a) to initiate, if warranted, an investigation of any special situation, (b) to retain outside legal, accounting or other advisors and consultants without seeking approval from the Board if, in the Committee’s judgment, it is appropriate and (c) to delegate to one or more of its members any responsibility or duty of the Committee, which by its nature is not required to be performed by the entire Committee. RGPT shall provide appropriate funding, as determined by the Committee in its capacity as a committee of the Board, for payment of compensation to any external auditors employed to audit RGPT’s consolidated financial statements and any legal, accounting or other advisors and consultants employed by the Committee in carrying out its duties.

VI. Meetings

      The Committee shall meet at least four times annually or more frequently as the circumstances dictate. For each Committee meeting, the Committee will appoint a secretary to keep minutes of such meeting. After approval of each set of minutes by the Committee, the Committee will submit such minutes to the Board for review and will cause such minutes to be filed with the minutes of the Board.

VII. Limitations on Scope

      The Committee members shall serve on the Committee subject to the understanding on their part and on the part of RGPT’s management, external auditors and internal auditor function that:

1. The Committee members are not employees or officers of RGPT and are not directly involved in RGPT’s daily operations, and they will not serve as members of the Committee on it full-time basis.

2. The Committee members expect RGPT’s management, external auditors and internal auditor function to provide the Committee with prompt and accurate information, so that the Committee can discharge its duties properly.

3. To the extent permitted by law, the Committee shall be entitled to rely on the information and opinions of the persons and entities noted above in carrying out its responsibilities.

      The Committee members, in adopting this Charter and in agreeing to serve on the Committee, do so in reliance on, among other things, the provisions of RGPT’s Amended and Restated Declaration of Trust which:

1. Together with RGPT’s By-laws, provide indemnification for their benefit, and,

2. To the fullest extent provided by law, provide that no trustee shall be liable to RGPT or its shareholders for monetary damages for breach of fiduciary duty as a trustee.

Appendix B

RAMCO-GERSHENSON PROPERTIES TRUST

2003 LONG-TERM INCENTIVE PLAN

      SECTION 1.     Purpose. The purposes of the Ramco-Gershenson Properties Trust 2003 Long Term Incentive Plan (the “Plan”) are to encourage employees of Ramco-Gershenson Properties Trust (the “Trust”) and its subsidiaries to acquire a proprietary and vested interest in the growth and performance of the Trust, to generate an increased incentive to contribute to the Trust’s future success and prosperity, thus enhancing the value of the Trust for the benefit of share owners, and to enhance the ability of the Trust to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth and profitability of the Trust depends.

      SECTION 2.     Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

(a) “Acquiring Person” means any Person who or which, together with all Affiliates and Associates, has acquired or obtained the right to acquire the beneficial ownership of twenty-five percent (25%) or more of the Shares then outstanding.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

(c) “Award” shall mean any Option, Stock Appreciation Right, Restricted Share Award, Performance Share, Performance Unit, Other Stock Unit Award, or any other right, interest, or option relating to Shares or other securities of the Trust granted pursuant to the provisions of the Plan.

(d) “Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award granted by the Committee hereunder and signed by both the Trust and the Participant.

(e) “Board” shall mean the Board of Trustees of the Trust.

(f) A “Change in Control” shall occur when any Acquiring Person (other than (A) the Trust or any subsidiary of the Trust, (B) any employee benefit plan of the Trust or any subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or (C) any person who, on the Effective Date of the Plan, is an Affiliate of this Trust and owning (on an pro forma basis, assuming the conversion of all units of partnership interest in Ramco-Gershenson Properties, L.P.) in excess of ten percent (10%) of the outstanding Shares of the Trust and the respective successors, executors, legal representatives, heirs and legal assigns of such person), alone or together with its Affiliates and Associates, has acquired or obtained the right to acquire the beneficial ownership of twenty-five percent (25%) or more of the Shares then outstanding (except pursuant to an offer for all outstanding Shares of the Trust at a price and upon such terms and conditions as a majority of the Continuing Trustees determine to be in the best interests of the Trust and its shareholders (other than the Acquiring Person or any Affiliate or Associate thereof on whose behalf the offer is being made)), and the Continuing Trustees no longer constitute a majority of the Board.

(g) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(h) “Committee” shall mean the Compensation Committee of the Board, composed of no fewer than three trustees, each of whom is a Non-Employee Director, an “outside director” within the meaning of Section 162(m) of the Code and the regulations thereunder, and an “independent director” within the meaning of applicable standards of any national securities exchange upon which the Shares are traded.

(i) “Continuing Trustee” means any person who was a member of the Board on the Effective Date of the Plan or thereafter elected by the shareholders or appointed by the Board prior to the date as of which any particular Change in Control occurs or, a person designated (before his or her initial election or employment as a trustee) as a Continuing Trustee by three-fourths of the Whole Board, but only if a majority of the Whole Board shall then consist of Continuing Trustees.

(j) “Covered Employee” shall mean a “covered employee” within the meaning of Section 162(m)(3) of the Code and the regulations thereunder.

(k) “Effective Date” shall have the meaning set forth in Section 16 hereof.

(l) “Employee” shall mean any employee of the Trust or of any Affiliate of the Trust. Unless otherwise determined by the Committee in its sole discretion, for purposes of the Plan, an Employee shall be considered to have terminated employment and to have ceased to be an Employee if his or her employer ceases to be an Affiliate of the Trust, even if he or she continues to be employed by such employer.

(m) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(n) “Fair Market Value” shall mean, with respect to any property, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

(o) “Incentive Stock Option” shall mean an Option granted under Section 6 hereof that meets the requirements of Section 422 of the Code or any successor provision thereto.

(p) “Non-Employee Directors” shall mean individuals who qualify as such within the meaning of Rule 16b-3 under the Exchange Act (or any successor definition thereto).

(q) “Nonstatutory Stock Option” shall mean an Option granted under Section 6 hereof that is not an Incentive Stock Option.

(r) “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

(s) “Other Stock Unit Awards” shall mean Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property, other than Awards which are Options, Stock Appreciation Rights, Restricted Share Awards, Performance Shares or Performance Units.

(t) “Participant” shall mean an Employee who is selected by the Committee to receive an Award under the Plan.

(u) “Performance Award” shall mean any Award of Performance Shares or Performance Units pursuant to Section 9 hereof.

(v) “Performance Period” shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(w) “Performance Share” shall mean any grant pursuant to Section 9 hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(x) “Performance Unit” shall mean any grant pursuant to Section 9 hereof of a unit valued by reference to a designated amount of property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(y) “Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, limited liability company, other entity or government or political subdivision thereof.

(z) “Restricted Share” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge, or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Share, and the right to receive any cash dividends, and a requirement that such Share be forfeited upon termination of the Participant’s employment), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(aa) “Restricted Share Award” shall mean an award of Restricted Shares under Section 8 hereof.

(bb) “Shares” shall mean the common shares of beneficial interest, $.01 par value, of the Trust and such other securities of the Trust as the Committee may from time to time determine.

(cc) “Stock Appreciation Right” shall mean any right granted to a Participant pursuant to Section 7 hereof to receive, upon exercise by the Participant, the excess of (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before the date of exercise over (ii) the grant price of the right on the date of grant, or if granted in connection with an outstanding Option on the date of grant of the related Option, as specified by the Committee in its sole discretion, which shall not be less than the Fair Market Value of one Share on such date of grant of the right or the related Option, as the case may be. Any payment by the Trust in respect of such right may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

(dd) “Ten Percent Shareholder” means a person who owns (after taking into account the attribution rules of Section 424(d) of the Code or any successor provision thereto) more than 10% of the combined voting power of all classes of shares beneficial interest of the Trust or any parent or subsidiary of the Trust.

(ee) “Trust” shall mean Ramco-Gershenson Properties Trust, a Maryland real estate investment trust.

(ff) “Whole Board” means the total number of trustees which the Trust would have if there were no vacancies.

      SECTION 3.     Administration. The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Award to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property or canceled or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares and other property and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant; (vii) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (viii) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding upon all Persons, including the Trust, any Participant, any shareholder, and any Employee. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

4. Duration of, and Shares Subject to Plan.

      (a) Term. The Plan shall remain in effect as provided in Section 17 or until terminated by the Board, provided, however, that no Incentive Stock Option may be granted more than ten (10) years after the Effective Date of the Plan.

      (b) Shares Subject to the Plan. The maximum number of Shares in respect of which Awards may be granted under the Plan, subject to adjustment as provided in Section 4(c) of the Plan, is 700,000 Shares. Notwithstanding the foregoing, in no event shall more than 300,000 Shares be cumulatively available for Awards of Incentive Stock Options under the Plan and provided further that no Participant may be granted Awards in any one calendar year with respect to more than 40,000 Shares.

      For the purpose of computing the total number of Shares available for Awards under the Plan, there shall be counted against the foregoing limitations the number of Shares subject to issuance upon exercise or settlement of Awards as of the dates on which such Awards are granted. The Shares which were previously subject to Awards shall again be available for Awards under the Plan if any such Awards are forfeited, terminated, expire unexercised, settled in cash or exchanged for other Awards (to the extent of such forfeiture, termination, expiration or cash settlement of such Awards), or if the Shares subject thereto can otherwise no longer be issued. Further, any Shares which are used as full or partial payment to the Trust by a Participant of the purchase price of Shares upon exercise of an Option shall again be available for Awards under the Plan. Notwithstanding the foregoing, all Shares with respect to which an Award is granted shall be counted for purposes of the 40,000 Shares per year, per Participant Share limitation, regardless of whether the Participant does not realize the benefit of the Award as a result of forfeiture, cancellation, expiration, termination or other event. Consistent with the purposes of the Plan and with a view to avoiding over or under counting, the Committee shall, in its discretion, determine the number of Shares to charge against the Shares remaining available under the Plan as a result of the grant, exercise or settlement of, or other transactions relating to, Awards made under the Plan.

      Shares which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Trust. No fractional shares shall be issued under the Plan.

      (c) Changes in Shares. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin off or similar transaction or other change in corporate structure affecting the Shares, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee in its sole discretion deems equitable or appropriate, including without limitation such adjustments in the aggregate number, class and kind of Shares which may be delivered under the Plan, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of Shares subject to outstanding Options, Stock Appreciation Rights or other Awards granted under the Plan, and in the number, class and kind of Shares subject to, Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion, provided that the number of Shares or other securities subject to any Award shall always be a whole number.

      SECTION 5.     Eligibility. Any Employee (excluding any member of the Committee) shall be eligible to be selected as a Participant.

      SECTION 6.     Stock Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. Any such Option shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

(a) Option Price. The purchase price per Share purchasable under an Option shall be determined by the Committee in its sole discretion; provided that (i) such purchase price shall not be less than the Fair Market Value of the Share on the date of the grant of the Option, and (ii) such purchase price for an Incentive Stock Option granted to a Ten Percent Shareholder shall be not less than 110% of the Fair Market Value of the Share on the date of grant of the Option.

(b) Option Period. The term of each Option shall be fixed by the Committee in its sole discretion; provided that (i) no Incentive Stock Option shall be exercisable after the expiration of ten years from the date the Option is granted, and (ii) no Incentive Stock Option granted to a Ten Percent Shareholder shall be exercisable after the expiration of five years from the date the Option is granted.

(c) Exercisability. Options shall be exercisable at such time or times and in such installments as determined by the Committee at or subsequent to grant.

(d) Method of Exercise. Subject to the other provisions of the Plan and any applicable Award Agreement, and unless prohibited by law, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the option price in such form or forms, including, without limitation, payment by delivery of cash, Shares or other consideration

(including, where permitted by law and the Committee, Awards) having a Fair Market Value on the exercise date equal to the total option price, or by any combination of cash, Shares and other consideration as the Committee may specify in the applicable Award Agreement. Subject to such conditions and requirements as the Committee may impose, the Committee may also permit a Participant to pay the option price upon the exercise of any Option by irrevocably authorizing a third party to sell or loan funds against a sufficient portion of the Shares acquired upon the exercise of the Option and to remit to the Trust a sufficient portion of the sale or loan proceeds to pay the entire option price and any tax withholding resulting from such exercise.

(e) Incentive Stock Options. Subject to the terms of the Plan, the Committee, in its discretion, may grant to Participants either Incentive Stock Options, Nonstatutory Stock Options or any combination thereof; provided, however, that an Employee of an Affiliate of the Trust may only be granted an Incentive Stock Option if (i) the Affiliate is treated as a disregarded entity owned by the Trust, or (ii) the Affiliate is a corporation (or is treated as a disregarded entity owned by a corporation) fifty percent (50%) or more of the combined voting power of all classes of stock which is owned, directly or indirectly, by the Trust. Each Option granted under the Plan shall designate the number of Shares covered thereby, if any, with respect to which the Option is an Incentive Stock Option, and the number of Shares covered thereby, if any, with respect to which the Option is a Nonstatutory Stock Option. In accordance with rules and procedures established by the Committee, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options held by any Participant which are exercisable for the first time by such Participant during any calendar year under the Plan (and under any other benefit plans of the Trust or of any parent or subsidiary corporation of the Trust) shall not exceed $100,000 or, if different, the maximum limitation in effect at the time of grant under Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. The terms of any Incentive Stock Option granted hereunder shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder.

      SECTION 7.     Stock Appreciation Rights. Stock Appreciation Rights may be granted hereunder to Participants either alone or in addition to or in conjunction with other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 6. The provisions of Stock Appreciation Rights need not be the same with respect to each recipient. Any Stock Appreciation Right related to a Nonstatutory Stock Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any Stock Appreciation Right related to an Incentive Stock Option must be granted at the same time such Option is granted, and may be exercised only if and when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the aggregate purchase price for the Shares subject to the Option and the amount payable to the Participant upon exercise of such Stock Appreciation Right may not exceed the amount of such excess. Moreover, any Stock Appreciation Right related to an Incentive Stock Option may be exercised only when such Option is eligible to be exercised, and shall be transferable only when such Option is transferable and under the same conditions. In the case of any Stock Appreciation Right related to any Option, the Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of shares not covered by the Stock Appreciation Right. Any Option related to any Stock Appreciation Right shall no longer be exercisable to the extent the related Stock Appreciation Right has been exercised. The

Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

      SECTION 8.     Restricted Shares.

      (a) Issuance. Restricted Share Awards may be issued hereunder to Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The provisions of Restricted Share Awards need not be the same with respect to each recipient.

      (b) Registration. Any Restricted Shares issued hereunder may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Restricted Shares awarded under the Plan, such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award (and the Trust may maintain possession of such certificate, and a stock power endorsed in blank, until expiration or termination of the restrictions on the Shares).

      (c) Forfeiture. Except as otherwise determined by the Committee at the time of grant or at a later time, upon termination of employment of the Participant for any reason during the restriction period, all Restricted Shares still subject to restriction shall be forfeited by the Participant to the Trust without the payment of any consideration by the Trust; provided that except as provided in Section 12, in the event of a Participant’s retirement, permanent disability, other termination of employment or death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Trust, waive in whole or in part any or all remaining restrictions with respect to such Participant’s Restricted Shares. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the grantee promptly after the period of forfeiture, as determined or modified by the Committee, shall expire.

      SECTION 9.     Performance Awards. Performance Awards may be issued hereunder to Participants, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 11, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property or any combination thereof, in the sole discretion of the Committee at the time of payment. The performance goals to be achieved for each Performance Period and the amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period. In the case of any Performance Award not settled in Shares, the maximum value of the property, including cash, that may be paid or distributed to any Participant pursuant to a grant of Performance Awards made in any one calendar year shall be $1,000,000.

      SECTION 10.     Other Stock Unit Awards.

      (a) Stock and Administration. Other Stock Unit Awards may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan. Other Stock Unit Awards may be paid in Shares, other securities of the Trust, cash or any other form of property as the Committee shall determine. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the

Employees to whom and the time or times at which such Awards shall be made, the number of Shares to be granted pursuant to such Awards, and all other terms and conditions of the Awards. The provisions of Other Stock Unit Awards need not be the same with respect to each recipient.

      (b) Terms and Conditions. Shares (including securities convertible into Shares) granted under this Section 10 may be issued for no cash consideration or for such minimum consideration as may be required by applicable law; Shares (including securities convertible into Shares) purchased pursuant to a purchase right awarded under this Section 10 shall be purchased for such consideration as the Committee shall in its sole discretion determine, which shall not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is awarded.

      SECTION 11.     Change in Control Provisions.

      (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, unless (1) the Committee shall determine otherwise at the time of grant with respect to a particular Award, or (2) by a three-fourths vote of the Whole Board, so long as a majority of the members of the Board then in office and acting on such matters shall be Continuing Trustees, the Board determines otherwise at any time with respect to one or more Awards, in the event of a Change in Control:

(i) Any Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant; provided, that in the case of a Participant holding a Stock Appreciation Right who is subject to Section 16(b) of the Exchange Act, such Stock Appreciation Right shall not become fully vested and exercisable unless it shall have been outstanding for at least six months at the date such Change in Control is determined to have occurred.

(ii) The restrictions and deferral limitations applicable to any Restricted Shares shall lapse, and such Restricted Shares shall become free of all restrictions and limitations and become fully vested and transferable to the full extent of the original grant.

(iii) All Performance Awards shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed.

(iv) The restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse, and such Other Stock Unit Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

      (b) Change in Control Cash-Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the “Exercise Period”), if the Committee shall so determine at, or at any time after, the time of grant, a Participant holding an Option shall have the right, whether or not the Option is fully exercisable and in lieu of the payment of the purchase price for the Shares being purchased under the Option and by giving notice to the Trust, to elect (within the Exercise Period) to surrender all or part of the Option to the Trust and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Fair Market Value of a Share on the date of such election shall exceed the purchase price per Share under the Option (the “Spread”) multiplied by the number of Shares granted under the Option as to which the right granted under this Section 11(b) shall have been exercised; provided, that if the Change in Control is within six months of the date of grant of a particular Option held by a Participant who is an officer or trustee of the Trust and is subject to Section 16(b) of the Exchange Act, no such election shall be made by such Participant with respect to such Option prior to six months from the date of grant. However, if the end of such 60-day period from and after a Change in Control is within six months of the date of grant of an Option held by a Participant who is an officer or trustee of the Trust and is subject to Section 16(b) of the Exchange Act, such Option (unless theretofore exercised) shall be canceled in exchange for a cash payment to the Participant, effected on the day which is six months and one day after the date of grant of such Option, equal to the Spread multiplied by the number of Shares granted under the Option.

      SECTION 12.     Code Section 162(m) Provisions.

      (a) Notwithstanding any other provision of this Plan, if the Committee determines at the time a Restricted Share, a Performance Award or an Other Stock Unit Award is granted to a Participant that such Participant is, or is likely to be at the time he or she recognizes income for federal income tax purposes in connection with such Award, a Covered Employee, then in addition to the other provisions of the Plan, the Committee may provide that this Section 12 is applicable to such Award.

      (b) If an Award is subject to this Section 12, then the lapsing of restrictions thereon, the distribution of cash, Shares or other property pursuant thereto, or other realization by the Participant of the benefits of the Award, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of one or any combination of the following: specified levels of earnings per share from continuing operations, funds from operations, operating income, revenues, gross margin, return on operating assets, return on equity, economic value added, share price appreciation, total shareholder return (measured in terms of share price appreciation and dividend growth), or cost control, of the Trust or an Affiliate of the Trust or division or unit thereof for or within which the Participant is primarily employed. Such performance goals also may be based upon the attaining of specified levels of Trust performance under one or more of the measures described above relative to the performance of other corporations. Such performance goals, and the specific targets and other details thereof, shall be established by the Committee in writing at any time during the period beginning on the date of the Award and ending on the earlier of (i) ninety (90) days after commencement of the Performance Period applicable to the Award, or (ii) expiration of the first 25% of the Performance Period; provided, however, that there must be substantial uncertainty whether a performance goal will be attained at the time it is established by the Committee. Such performance goals established by the Committee must prescribe an objective formula or standard to compute the amount the Participant is entitled to pursuant to the Award as a result of attainment of the performance goals. For purposes of this Section 12 of the Plan, a performance goal will be treated as being objective, and the formula or standards for determining the amount payable to a Participant upon attainment of a performance goal will be treated as being objective, if a third party having knowledge of the relevant performance results could determine whether the performance goal has been obtained and, if so, the amount payable to the Participant as a result thereof.

      (c) Notwithstanding any provision of this Plan other than Section 11, with respect to any Award that is subject to this Section 12, the Committee may not waive the achievement of the applicable performance goal or goals except in the case of the death or disability of the Participant and, unless otherwise determined by the Committee in the case of a Participant who dies or becomes disabled, the lapsing of restrictions on the Award, the distribution of cash, Shares or other property pursuant to the Award, or other realization by the Participant of the benefits of the Award, as applicable, may occur only after (i) expiration of the Performance Period and attainment of the performance goals applicable to the Award, and (ii) issuance of a written certification by the Committee (including approved minutes of the meeting of the Committee at which the certification is made) that the performance goals and any other material terms of the Award have been attained or satisfied.

      (d) The Committee may not adjust upwards the amount payable pursuant to an Award that is subject to this Section 12; provided, however, if an Award is payable upon or after attainment of a performance goal, and a change is made to defer the payment to a later date, any amount paid in excess of the amount that was originally owed to the Participant will not be treated as a prohibited upward adjustment if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments (whether or not the assets associated with the amount originally owed are actually invested therein) such that the amount payable by the Trust at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment). Provided, moreover, notwithstanding the provisions of this Section 12, in the case of a Restricted Share or other equity-based Award which is subject to this Section 12, the Committee in its discretion may permit the payment or crediting to the Participant of dividends, dividend equivalents or other similar amounts on such equity-based awards.

      (e) The Committee shall have the power to modify or revise the above restrictions, or to impose such other restrictions, on Awards subject to this Section 12 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code and the Treasury regulations thereunder.

      SECTION 13.     Amendments and Termination.

      The Board may at any time amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under an Award theretofore granted, without the Participant’s consent, or that without the approval of the shareholders of the Trust would:

(a) except as is provided in Section 4(c) of the Plan, increase the total number of Shares reserved for the purpose of the Plan or the maximum number of Shares in respect of Awards which may be made to individual Participants;

(b) change the employees or class of employees eligible to participate in the Plan;

(c) change the minimum purchase price for any Option below the minimum price set forth in Section 6(a) of the Plan;

(d) establish additional or different business criteria on which performance goals for Awards subject to Section 12 of the Plan are based; or

(e) change the maximum amount payable to a Participant in the case of an Award subject to Section 12 of the Plan which is not settled in Shares.

      The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively; provided, that (i) no such amendment shall impair the rights of any Participant without his or her consent, and (ii) except as permitted by the provisions of Section 4(c) of the Plan, neither the Board nor the Committee shall, without the approval of the Shareholders, amend the terms of previously granted Options to reduce the purchase price per Share of such Options or cancel such Options and grant substitute Options with a lower purchase price per Share than the canceled Options.

      SECTION 14.     Termination of Employment. Except as provided in this Section 14, Options and Stock Appreciation Rights may be exercised only while the Participant is an Employee; provided, however, if the employment of an Employee terminates, the Committee may, in its discretion, permit the exercise of Options and Stock Appreciation Rights granted to such Participant (a) for a period not to exceed three months following such termination of employment (or one year following termination of employment on account of the Participant’s death or permanent disability) with respect to Incentive Stock Options or related Stock Appreciation Rights, and (b) for a period not to extend beyond the expiration date with respect to Nonstatutory Stock Options or related or independently granted Stock Appreciation Rights. In no event, however, shall an Option or a Stock Appreciation Right be exercisable subsequent to its expiration date. An Option or Stock Appreciation Right may only be exercised after a Participant’s termination of employment to the extent exercisable on the date of termination of employment; provided, however, that if the termination of employment is due to the Participant’s death, permanent disability or retirement at a retirement age permitted under the Trust’s retirement plan or policies, or if the termination of employment results from action by the Trust or an Affiliate of the Trust without cause or from an agreement between the Trust or an Affiliate of the Trust and the Participant, the Committee, in its discretion, may permit all or part of the Options and Stock Appreciation Rights granted to such Participant to thereupon become exercisable in full or in part. For purposes of this Section 14 and any other purpose under the Plan or an Award Agreement, the Committee’s definition and determination of “cause” shall be final and conclusive.

SECTION 15.     General Provisions.

      (a) Unless the Committee determines otherwise with respect to an Award other than an Incentive Stock Option, no Award, and no Shares subject to Awards which have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, except by will or by the laws of descent and distribution; provided that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary to exercise or derive the rights of the Participant with respect to any Award upon the death of the Participant. Unless the Committee determines otherwise, each Award shall be exercisable or otherwise realizable, during the Participant’s lifetime, only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.

      (b) Subject to the provisions of Section 6(b) and Section 7, the term of each Award shall be for such period of months or years from the date of its grant as may be determined by the Committee.

      (c) No Employee or Participant shall have any claim to be granted any Award under the Plan and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

      (d) The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a fully executed copy thereof to the Trust, and otherwise complied with the then applicable terms and conditions.

      (e) Except as otherwise provided in the Plan, the Committee shall be authorized to make adjustments in Performance Award criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Trust or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Trust shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

      (f) The Committee shall have full power and authority to determine whether, to what extent and under what circumstances any Award shall be canceled or suspended.

      (g) All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      (h) The Committee shall be authorized to establish procedures pursuant to which the payment or settlement of any Award may be deferred. Subject to the provisions of this Plan and any Award Agreement, the recipient of an Award (including, without limitation, any deferred Award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, interest or dividends, or interest or dividend equivalents, with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

      (i) Except upon exercise of Options or as otherwise required in any applicable Award Agreement or by the terms of the Plan, recipients of Awards under the Plan shall not be required to make any payment or provide consideration other than the rendering of services.

      (j) If, upon the grant, exercise, release of restrictions or settlement of or in respect of an Award, or upon any other event or transaction under or relating to the Plan, there shall be payable by the Trust or an Affiliate of the Trust any amount for income or employment tax withholding, in the Committee’s discretion, either the Trust shall appropriately reduce the amount of Shares, cash or other property to be paid to the Participant or the Participant shall pay such amount to the Trust or an Affiliate of the Trust to enable it to pay or to reimburse it for paying such income or employment tax withholding. The Committee may, in its discretion, permit Participants to satisfy such withholding obligations, in whole or in part, by electing to have the number of Shares delivered or deliverable by the Trust in respect of an Award appropriately reduced, or by electing to tender Shares back to the Trust subsequent to receipt of such Shares in respect of an Award. The Trust or an Affiliate of the Trust shall also have the right to withhold the amount of such taxes from any other sums or property due or to become due from the Trust or an Affiliate of the Trust to the Participant upon such terms and conditions as the Committee shall prescribe. The Trust may also defer issuance of Shares under the Plan until payment by the Participant to the Trust or an Affiliate of the Trust of the amount of any such tax. In addition, the Committee may in its discretion permit the Participant to pay any withholding tax owing in respect of exercise of an Option in the manner specified in the last sentence of Section 6(d) of the Plan. The Committee may make such other arrangements with respect to income or employment tax withholding as it shall determine.

      (k) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is otherwise required; and such arrangements may be either generally applicable or applicable only in specific cases.

      (l) The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Maryland and applicable Federal law.

      (m) If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

      (n) Awards may be granted to Employees who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Trust’s obligation with respect to tax equalization for Employees on assignments outside their home country.

      SECTION 16.     Effective Date of Plan. Subject to the approval of the shareholders of the Trust at the Trust’s 2003 annual meeting of its shareholders, the Plan shall be effective as of March 5, 2003 (the “Effective Date”); provided, however, that to the extent that Awards are granted under the Plan prior to its approval by shareholders, the Awards shall be contingent on approval of the Plan by the shareholders of the Trust at such annual meeting.

      SECTION 17.     Term of Plan. No Award shall be granted pursuant to the Plan after 10 years from the Effective Date, but any Award theretofore granted may extend beyond that date.

      SECTION 18.     Rights to Continued Employment. Nothing contained in the Plan or in any Award granted pursuant to the Plan, nor any action taken by the Committee hereunder, shall confer upon any Participant any right with respect to continuation of employment with the Trust or an Affiliate of the Trust, nor interfere in any way with the right of the Trust or an Affiliate of the Trust to terminate such person’s employment at any time with or without cause.

      SECTION 19.     Indemnification of Committee Members. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Trust against the reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Board) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be determined in such action, suit or proceeding that such Committee member has acted in bad faith; provided, however, that within sixty (60) days after receipt of notice of institution of any such action, suit or proceeding, a Committee member shall offer the Trust in writing the opportunity, at its own cost, to handle and defend the same.

Appendix C

RAMCO-GERSHENSON PROPERTIES TRUST

2003 NON-EMPLOYEE TRUSTEE STOCK OPTION PLAN

      SECTION 1.     Purpose. The purposes of the Ramco-Gershenson Properties Trust 2003 Non-Employee Trustee Stock Option Plan (the “Plan”) are more closely to align the interests of non-employee Trustees of Ramco-Gershenson Properties Trust (the “Trust”) with those of the shareholders of the Trust and to enhance the ability of the Trust to attract and retain individuals of exceptional talent and experience to serve as Trustees of the Trust.

      SECTION 2.     Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

(a) “Acquiring Person” means any Person who or which, together with all Affiliates and Associates, has acquired or obtained the right to acquire the beneficial ownership of twenty-five percent (25%) or more of the Shares then outstanding.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

(c) “Award” shall mean any Option Award granted pursuant to the provisions of the Plan.

(d) “Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award granted by the Board hereunder and signed by both the Trust and the Participant.

(e) “Board” shall mean the Board of Trustees of the Trust.

(f) A “Change in Control” shall occur when any Acquiring Person (other than (A) the Trust or any subsidiary of the Trust, (B) any employee benefit plan of the Trust or any subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or (C) any person who, on the Effective Date of the Plan, is an Affiliate of this Trust and owning (on an pro forma basis, assuming the conversion of all units of partnership interest in Ramco-Gershenson Properties, L.P.) in excess of ten percent (10%) of the outstanding Shares of the Trust and the respective successors, executors, legal representatives, heirs and legal assigns of such person), alone or together with its Affiliates and Associates , has acquired or obtained the right to acquire the beneficial ownership of twenty-five percent (25%) or more of the Shares then outstanding (except pursuant to an offer for all outstanding Shares of the Trust at a price and upon such terms and conditions as a majority of the Continuing Trustees determine to be in the best interests of the Trust and its shareholders (other than the Acquiring Person or any Affiliate or Associate thereof on whose behalf the offer is being made)), and the Continuing Trustees no longer constitute a majority of the Board.

(g) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(h) “Continuing Trustee” means any person who was a member of the Board on the Effective Date of the Plan or thereafter elected by the shareholders or appointed by the Board prior to the date as of which any particular Change in Control occurs or, a person designated (before his or her initial election or employment as a trustee) as a Continuing Trustee by three-fourths of the Whole Board, but only if a majority of the Whole Board shall then consist of Continuing Trustees.

(i) “Effective Date” shall have the meaning set forth in Section 10 hereof.

(j) “Employee” shall mean any employee of the Trust or of any Affiliate of the Trust.

(k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(l) “Fair Market Value” shall mean, with respect to any property, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Board.

(m) “Incentive Stock Option” shall mean an Option granted under Section 6 hereof that meets the requirements of Section 422 of the Code or any successor provision thereto.

(n) “Nonstatutory Stock Option” shall mean an Option granted under Section 6 hereof that is not an Incentive Stock Option.

(o) “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Board shall determine.

(p) “Participant” shall mean a Trustee of the Trust who is not an Employee.

(q) “Shares” shall mean the common shares of beneficial interest, $.01 par value, of the Trust and such other securities of the Trust as the Board may from time to time determine.

(r) “Trust” shall mean Ramco-Gershenson Properties Trust, a Maryland real estate investment trust.

(s) “Whole Board” means the total number of trustees which the Trust would have if there were no vacancies.

      SECTION 3.     Administration. The Plan shall be administered by the Board. The Board shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (ii) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property or canceled or suspended; (iii) determine whether, to what extent and under what circumstances cash, Shares and other property and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant; (iv) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (v) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (vi) make any other determination and take any other action that the Board deems necessary or desirable for administration of the Plan. Decisions of the Board shall be final, conclusive and binding upon all Persons, including the Trust, any Participant and any shareholder. A majority of the members of the Board may determine its actions and fix the time and place of its meetings.

      SECTION 4.     Duration of, and Shares Subject to Plan.

      (a) Term. The Plan shall remain in effect as provided in Section 11 or until terminated by the Board or until ten years from the Effective Date, whichever date is earlier.

      (b)  Shares Subject to the Plan. The maximum number of Shares in respect of which Awards may be granted under the Plan, subject to adjustment as provided in Section 4(c) of the Plan, is 100,000 Shares.

      For the purpose of computing the total number of Shares available for Awards under the Plan, there shall be counted against the foregoing limitations the number of Shares subject to issuance upon exercise or settlement of Awards as of the dates on which such Awards are granted. The Shares which were previously subject to Awards shall again be available for Awards under the Plan if any such Awards are forfeited, terminated, expire unexercised, settled in cash or exchanged for other Awards (to the extent of such forfeiture, termination, expiration or cash settlement of such Awards), or if the Shares subject thereto can otherwise no longer be issued. Further, any Shares which are used as full or partial payment to the Trust by a Participant of the purchase price of Shares upon exercise of an Option shall again be available for Awards under the Plan.

      Shares which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Trust. No fractional shares shall be issued under the Plan.

      (c)  Changes in Shares. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin off or similar transaction or other change in corporate structure affecting the Shares, such adjustments and other substitutions shall be made to the Plan and to Awards as the Board in its sole discretion deems equitable or appropriate, including without limitation such adjustments in the aggregate number, class and kind of Shares which may be delivered under the Plan, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of Shares subject to outstanding Options granted under the Plan, and in the number, class and kind of Shares subject to, Awards granted under the Plan (including, if the Board deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Board may determine to be appropriate in its sole discretion, provided that the number of Shares or other securities subject to any Award shall always be a whole number.

      SECTION 5.     Eligibility. Trustees who are not Employees shall be Participants.

      SECTION 6.     Stock Options. On the date of each Annual Meeting of the Board, each Participant shall be granted a Nonstatutory Stock Option under the Plan to purchase 2,000 Shares at a per Share purchase price equal to the Fair Market Value of a Share as of the date of such grant. Each Option granted under the Plan shall become exercisable in two equal annual installments beginning on the first anniversary of the date of grant, and shall expire, to the extent not earlier exercised or terminated, on the tenth anniversary of the date of grant. Any Option granted under the Plan shall be evidenced by an Award Agreement in such form as the Board may from time to time approve. Subject to the other provisions of the Plan and any applicable Award Agreement, and unless prohibited by law, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the option price in such form or forms, including, without limitation, payment by delivery of cash, Shares or other consideration (including, where permitted by law and the Board, Awards) having a Fair Market Value on the exercise date equal to the total option price, or by any combination of cash, Shares and other consideration as the Board may specify in the applicable Award Agreement. The Board may also permit a Participant to pay the option price upon the exercise of any Option by irrevocably authorizing a third party to sell or loan funds against a sufficient portion of the Shares acquired upon the exercise of the Option and to remit to the Trust a sufficient portion of the sale or loan proceeds to pay the entire option price and any tax withholding resulting from such exercise.

      SECTION 7.     Change in Control Provisions.

      Notwithstanding any other provision of the Plan to the contrary, unless: (i) the Board shall determine otherwise at the time of grant with respect to a particular Option; or (ii) by a three-fourths vote of the Whole Board, so long as a majority of the members of the Board then in office and acting on such matters shall be Continuing Trustees, the Board determines otherwise at any time with respect to one or more Options; in the event of a Change in Control, any Options outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant.

      Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the “Exercise Period”), unless the Board shall determine otherwise by a three-fourths vote of the Whole Board, so long as a majority of the members of the Board then in office and acting on such matters shall be Continuing Trustees, a Participant holding an Option shall have the right, whether or not the Option is fully exercisable and in lieu of the payment of the purchase price for the Shares being purchased under the Option and by giving notice to the Trust, to elect (within the Exercise Period) to surrender all or part of the Option to the Trust and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Fair Market Value of a Share on the date of such election shall exceed the purchase price per Share under the Option (the “Spread”) multiplied by the number of Shares granted under the Option as to which the right granted under this Section 7 shall have been exercised; provided, that if the Change in Control is within six months of the date of grant of a particular Option held by a Participant who is an officer or trustee of the Trust and is subject to Section 16(b) of the Exchange Act, no such election shall be made by such Participant with respect to such Option prior to six months from the date of grant. However, if the end of such 60-day period from and after a Change in Control is within six months of the date of grant of an Option held by a Participant who is an officer or trustee of the Trust and is subject to Section 16(b) of the Exchange Act, such Option (unless theretofore exercised) shall be canceled in exchange for a cash payment to the Participant, effected on the day which is six months and one day after the date of grant of such Option, equal to the Spread multiplied by the number of Shares granted under the Option.

      SECTION 8.     Amendments and Termination.

      The Board may at any time amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under an Award theretofore granted, without the Participant’s consent, or that without the approval of the shareholders of the Trust would:

(a) except as is provided in Section 4(c) of the Plan, increase the total number of shares reserved for the purpose of the Plan;

(b) change the participants eligible to participate in the Plan; or

(c) reduce the purchase price for any Option below the price set forth in Section 6 of the Plan.

      The Board may amend the terms of any Award theretofore granted, prospectively or retroactively; provided, that (i) no such amendment shall impair the rights of any Participant without his or her consent and (ii) except as permitted by the provisions of Section 4(c) of the Plan, the Board shall not, without the approval of the Shareholders, amend the terms of previously granted Options to reduce the purchase price per share of such Options.

      SECTION 9.     General Provisions.

      (a) Unless the Board determines otherwise, no Award may be sold, assigned, transferred, pledged or otherwise encumbered, except by will or by the laws of descent and distribution; provided that, if so determined by the Board, a Participant may, in the manner established by the Board, designate a beneficiary to exercise or derive the rights of the Participant with respect to any Award upon the death of the Participant. Unless the Board determines otherwise, each Award shall be exercisable or otherwise realizable, during the Participant’s lifetime, only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.

      (b) No Employee or Participant shall have any claim to be granted any Award under the Plan and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

      (c) The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a fully executed copy thereof to the Trust, and otherwise complied with the then applicable terms and conditions.

      (d) The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Trust shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Board may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

      (e) The Board shall have full power and authority to determine whether, to what extent and under what circumstances any Award shall be canceled or suspended.

      (f) All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable Federal or state securities law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      (g) The Board shall be authorized to establish procedures pursuant to which the payment or settlement of any Award may be deferred. Subject to the provisions of this Plan and any Award Agreement, the recipient of an Award (including, without limitation, any deferred Award) may, if so determined by the Board, be entitled to receive, currently or on a deferred basis, interest or dividends, or interest or dividend equivalents, with respect to the number of Shares covered by the Award, as determined by the Board, in its sole discretion, and the Board may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

      (h) Except upon exercise of Options as otherwise required in any applicable Award Agreement or by the terms of the Plan, recipients of Awards under the Plan shall not be required to make any payment or provide consideration other than the rendering of services.

      (i) The Trust shall be authorized to withhold from any Award granted or payment due under the Plan the amount of withholding taxes due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Trust to satisfy all obligations for the payment of such taxes. The Board shall be authorized to establish procedures for election by Participants to satisfy such withholding taxes by delivery of, or directing the Trust to retain, Shares.

      (j) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is otherwise required; and such arrangements may be either generally applicable or applicable only in specific cases.

      (k) The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Maryland and applicable Federal law.

      (l) If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

      SECTION 10.     Effective Date of Plan. Subject to the approval of the shareholders of the Trust at the Trust’s 2003 annual meeting of its shareholders, the Plan shall be effective as of March 5, 2003 (the “Effective Date”); provided, however, that to the extent that Awards are granted under the Plan prior to its approval by shareholders, the Awards shall be contingent on approval of the Plan by the shareholders of the Trust at such annual meeting.

      SECTION 11.     Term of Plan. No Award shall be granted pursuant to the Plan after 10 years from the Effective Date, but any Award theretofore granted may extend beyond that date.

RAMCO-GERSHENSON PROPERTIES TRUST
27600 NORTHWESTERN HIGHWAY, SUITE 200
SOUTHFIELD, MICHIGAN 48034
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
ON JUNE 12, 2003
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints DENNIS E. GERSHENSON and JOEL D. GERSHENSON or either of them, each with full power of substitution, proxies of the undersigned to vote all Common Shares of Ramco-Gershenson Properties Trust (the “Trust”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held on the 12th day of June, 2003 at 10:00 a.m., at the Townsend Hotel, 100 Townsend Street, Birmingham, Michigan 48009 and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat. Said proxies are instructed to vote as follows:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

PLEASE DATE, SIGN AND MAIL YOUR
PROXY CARD BACK AS SOON AS POSSIBLE!

ANNUAL MEETING OF SHAREHOLDERS
RAMCO-GERSHENSON PROPERTIES TRUST

JUNE 12, 2003

PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

A ☒	PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.
1.	Election of Class III Trustees	FOR ☐	WITHHELD ☐	NOMINEES:
Stephen R. Blank Joel M. Pashcow

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below

2.	Proposal to approve and adopt the Ramco-Gershenson Properties Trust 2003 Long- Term Incentive Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Proposal to approve and adopt the Ramco-Gershenson Properties Trust 2003 Non- Employee Trustee Stock Option Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	Proposal to ratify the appointment of Deloitte & Touche LLP as the Trust’s auditors for 2003.	FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	In accordance with their judgment with respect to any other business that may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO NOMINEES AND FOR PROPOSAL 4.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

SIGNATURE(S)_______________________________________

DATE       , 2003

NOTE: This Proxy must be signed exactly as your name appears. Executor, administrator, trustee, partners, etc. should give full title as such. If the signer is a corporation, please sign full corporation name as the authorized officer, who should state his or her title.